Exhibit 99(c)

UNITED STATES BANKRUPTCY COURT
                          DISTRICT OF MASSACHUSETTS
                              EASTERN DIVISION
_______________________________________
                                               )
In Re:                                         )
DOUGLAS O. BRIOSO,                    )      Chapter 7
                                  Debtor.   )   Case No. 97-11503-CJK
__________________________________)
                                               )
DOUGLAS O. BRIOSO, et al.                      )
                         Plaintiffs,           )
                                               )   Adversary Proceeding
v.                                             )    No. 97-1222-CJK
                                               )
SEARS, ROEBUCK AND CO. and                     )
WESTERN AUTO SUPPLY                            )
COMPANY,                                       )
                         Defendants.           )
_______________________________________________)
                                               )
In Re:                                         )
ANTONIA CALDAS,                                )     Chapter 7
                         Debtor.               )  Case No. 96-18925-CJK
_______________________________________________)
                                               )
ANTONIA CALDAS,                                )
                         Plaintiff,            )
                                               )
v.                                             )  Adversary Proceeding
                                               )    No. 97-1229-CJK
SEARS, ROEBUCK AND CO.,                        )
                         Defendant.            )
_______________________________________________)

                        UNITED STATES DISTRICT COURT
                          DISTRICT OF MASSACHUSETTS
_______________________________________
                                               )
DAVID CONLEY, et al.,                          )
                         Plaintiffs,           )
                                               )
v.                                             )Civil No. 97-11149-PBS
                                               )
SEARS, ROEBUCK AND CO.,                        )
WESTERN AUTO SUPPLY                            )
COMPANY and JOHN DOES 1-10,                    )
                         Defendants.           )
_______________________________________________)


                        STIPULATION AND AGREEMENT OF
                          COMPROMISE AND SETTLEMENT

        This Stipulation and Agreement of Compromise and
Settlement (the "Stipulation" or "Settlement") is entered into between the plaintiffs in the above-captioned consolidated adversary proceedings (the "Bankruptcy Court Action") and civil action (the "District Court Action") (collectively, the "Actions") now pending in the United States Bankruptcy Court for the District of Massachusetts (the "Bankruptcy Court") and the
United States District Court for the District of Massachusetts
(the "District Court"), respectively, and Sears, Roebuck and Co. ("Sears"), subject to the approval of the Bankruptcy Court and the District Court as provided for below:
        WHEREAS:
        A. The Bankruptcy Court Action was commenced in the Bankruptcy Court on March 31, 1997, with the filing of the Brioso adversary proceeding on behalf of a nationwide class of bankruptcy debtors who had entered into reaffirmation agreements with Sears that were not filed with the appropriate bankruptcy court as required by the U.S. Bankruptcy Code.
The Caldas adversary proceeding was subsequently consolidated with Brioso. The complaints in the Bankruptcy Court Action, including as subsequently amended, alleged that Sears, pursuant to a regular policy and practice, obtained reaffirmation (or similar) agreements from individual debtors, by which the debtors agreed to repay all or part of their pre-petition indebtedness to Sears, and did not file such agreements with the bankruptcy court in which the debtors' Chapter 7 proceedings were pending, as required by the Bankruptcy Code. (The
Bankruptcy Court Action also named Western Auto Supply
Company ("Western Auto"), a subsidiary of Sears, as a defendant based on substantially the same allegations.) The complaints further alleged that Sears, acting pursuant to its written policies and procedures, deceived bankruptcy debtors by claiming or implying that such agreements would be filed with bankruptcy courts, that the agreements had legal effect as enforceable agreements, and that monies were due which were not in fact owed, and by threatening actions that Sears either did not intend to take or was not legally permitted to take.
        B. The Bankruptcy Court Action further alleged that Sears policy and practice in soliciting bankruptcy debtors to execute reaffirmation agreements subject to the Bankruptcy
Code without complying with the provisions of the Code, in collecting monies pursuant to such agreements, and by otherwise enforcing or attempting to enforce such agreements, abused the process of the bankruptcy courts by violating
Bankruptcy Code provisions governing post-petition reaffirmation of debt, 11 U.S.C. 524, the automatic stay provision of the Bankruptcy Code, 11 U.S.C. 362, and the discharge injunction granted under 11 U.S.C. 524; constituted unfair and deceptive acts and practices in violation of the Massachusetts Consumer Protection Act (Mass. G.L. ch. 93A);
and violated the state unfair and deceptive practices law of each state in which Sears has engaged in such practice.
        C. The Bankruptcy Court Action alleged that plaintiffs and class members have been damaged by Sears conduct in that they have paid monies to Sears under illegal and unenforceable agreements, and have unwittingly deprived themselves of the protection of the Bankruptcy Code. For relief, the complaints prayed, among other things, for judgment declaring Sears conduct unlawful, ordering Sears to refund to debtors all payments made under such agreements, and assessing exemplary or punitive damages against Sears for its alleged willful violations of the Bankruptcy Code, as well as double or treble damages.
        D.       The District Court Action was commenced on
May 20, 1997 by plaintiffs in that Action through the filing of a complaint in the District Court, wherein there was previously pending an action entitled United States of America v. Sears, Roebuck and Co., Civil No. 97-10839-JLT (the "United States Action"). The United States Action was commenced against
Sears on April 17, 1997 by the United States acting through the United States Attorney for the District of Massachusetts, and alleged, like the Bankruptcy Court Action, that Sears induced individuals who filed for protection under the Bankruptcy Code to enter into reaffirmation agreements and that Sears failed to file all such agreements with the appropriate bankruptcy court.
The complaint in the United States Action further alleged that Sears obtained unenforceable reaffirmation agreements by misrepresenting to debtors that the agreements would be binding on them and collected debts through the U.S. mails by virtue of reaffirmation agreements known by Sears to be unenforceable, in violation of 18 U.S.C. 1341 and 1345. For relief, the complaint sought, among other things, an injunction against Sears ordering it to cease its practice and to file all reaffirmation agreements henceforth obtained with the appropriate bankruptcy court prior to entry of the debtor's order of discharge; an order requiring Sears to conduct a nationwide audit to identify each and every debtor from whom it obtained a reaffirmation agreement that was not filed with the bankruptcy court; an order that Sears impose a moratorium on billing and collecting from each debtor so identified; an order that Sears pay damages in the form of restitution to each debtor so identified; and an order that Sears pay penalties in an unspecified amount to the United States of America.
        E. Plaintiffs commenced the District Court Action in the District Court since the United States Action, which was previously pending in that Court, arose out of the same subject matter as the Bankruptcy Court Action and in the belief that their filing of the District Court Action would facilitate their ability to further protect the interests of the class. In addition, the broader jurisdiction of the District Court enabled the plaintiffs' complaint in the District Court Action to assert additional claims arising out of Sears (and Western Auto's) failure to file all reaffirmation agreements with the appropriate bankruptcy court, over which claims the Bankruptcy Court could not exercise jurisdiction. In addition to the claims alleged in the Bankruptcy Court Action, the District Court Action alleged, on behalf of a nationwide class of debtors, that defendants' conduct constituted a violation of the federal Racketeer
Influenced and Corrupt Organizations Act, 18 U.S.C. 1961 et seq. ("RICO"), and of the federal Truth in Lending Act, 15
U.S.C. 1601 et seq. For relief, the District Court Action prayed, among other things, for judgment declaring defendants' conduct unlawful, ordering defendants to refund to debtors all payments made under the allegedly illegal and unenforceable reaffirmation agreements, and assessing exemplary or punitive damages as well as double or treble damages.
        F. The issues raised by the Bankruptcy Court Action and the District Court Action first came to the attention of the senior management of Sears on Friday, March 28, 1997. Sears represents that prior to March 28, 1997, no member of Sears senior management or of its board of directors knew that Sears had failed to file reaffirmation agreements with the appropriate bankruptcy courts in violation of the Bankruptcy Code or that Sears had sought to collect upon agreements that had not been so filed or upon reaffirmation agreements that had been filed but were subsequently disapproved or rejected by the bankruptcy courts or rescinded by the debtor. On that date, Sears senior management directed that an immediate audit be commenced in an effort to ascertain the scope and nature of the manner in which reaffirmation agreements had been handled by Sears, including the failure to file with the appropriate bankruptcy court. On Monday, March 31, 1997,
Sears senior management directed that all reaffirmation agreements henceforth be filed with the appropriate bankruptcy court.
        G. On April 9, 1997, Sears publicly acknowledged that the company had exercised flawed legal judgment and execution in failing to file all reaffirmation agreements with the appropriate bankruptcy court. In that connection, Sears also indicated that it would compensate bankruptcy debtors nationwide whose debt reaffirmations were not filed as required by the Bankruptcy Code during the period 1992 to date.
        H. Sears thereafter expressed its desire to effect a global resolution of the reaffirmation agreement matter and discussions were commenced with counsel for plaintiffs. Sears discussions have also included the Attorney Generals of the United States; the United States Attorney for the District of Massachusetts, who commenced the United States Action; the Office of the United States Trustee for the District of Massachusetts; and the Boston Regional Office and the Consumer Protection Bureau of the United States Federal
Trade Commission.
        I. On April 14, 1997, the Bankruptcy Court entered an Order in a related proceeding initiated by the Bankruptcy
Court's own Order to Show Cause Why Compensatory And
Punitive Damages Should Not Be Imposed On Sears, Roebuck and Co. for Wilful Violation Of The Discharge Order and Of
11 U.S.C. 302(a) (filed on April 9, 1997 in In re Travis
Amalfitano and others, Case No. 95-15260-CJK).  The
Bankruptcy Court's April 14, 1997 order, which was issued following a hearing in that Court held on April 11, 1997, ordered on the consent of Sears: (1) that Sears retain the services of Professor Lawrence P. King, the Charles Seligson Professor of Law at New York University School of Law and of counsel to the law firm of Wachtell, Lipton, Rosen & Katz (one of the firm's representing Sears in the Actions), to perform a legal review of Sears policies and procedures with regard to reaffirmation agreements and that Sears adopt Professor King's recommendations to assure future compliance with the requirements of 524 of the U.S. Bankruptcy Code; and (2) that no later than April 16, 1997 at 5:00 p.m., Sears cease sending billing statements and assessing interest charges to the approximately 2,700 debtors identified in that proceeding as having had reaffirmation agreements with Sears that were not filed with the bankruptcy court.
        J. By Order dated April 16, 1997, the Bankruptcy Court, on Sears consent and noting that the plaintiffs and Sears had expressed a genuine interest in achieving an equitable, appropriate, national resolution of the issues raised in the Bankruptcy Court Action, conditionally certified a nationwide class for settlement purposes only. The Order appointed the plaintiffs in the Bankruptcy Court Action as class representatives and plaintiffs' counsel (Grant & Roddy, Edelman & Combs, and The Law Office of Claude LeFebvre) as class counsel.
        K. On April 21, 1997, the District Court entered a Stipulated Order by which Sears, without making any admissions relating to the allegations in the United States
Action and in furtherance of its stated desire to cooperate with all parties to achieve an appropriate resolution of the reaffirmation matter, assented to a preliminary injunction. The Stipulated Order provided in summary: (1) that Sears henceforth file all reaffirmation agreements with the appropriate bankruptcy court on or before the date of the debtor's order of discharge; (2) that Sears complete its then-ongoing national review to identify those debtors who filed Chapter 7 petitions in bankruptcy and from whom Sears obtained a reaffirmation agreement that was not filed with the appropriate bankruptcy court from January 1, 1992 to date; (3) that, specifically, Sears identify those debtors in three stages (by May 9, 1997 -- those debtors from August 1996 to the present;
by June 3, 1997 -- those debtors from July 1994 through July
1996; and by August 15, 1997 -- those debtors from January 1,
1992 through June 1994); (4) that Sears provide the United
States Attorney's Office with status reports every two weeks, beginning on May 1, 1997, regarding the identification process and the names and addresses of the debtors so identified; (5) that Sears cease all collection activities upon completion of the identification of the individuals in the groups set forth above;
and (6) that Sears calculate the amounts charged and collected from the debtors as identified, inclusive of interest, finance and other charges relating to each such debtor's obligations to Sears as of the filing of the debtor's bankruptcy petition.
        L.       Class counsel have sought and obtained
substantial formal and informal discovery from Sears. That discovery has included production of documents, depositions of Sears employees, and interviews of Sears employees. In addition, class counsel have conducted their own investigation into Sears practices and procedures by contacting members of the class and various debtors' counsel in other jurisdictions, and have engaged in extensive discussions with counsel for Sears with regard to Sears prior practices and procedures, its current practices and procedures, and other issues relevant to the Actions.
        M. Class counsel, furthermore, have consulted and shared information and analyses regarding the Actions and this proposed Settlement with the Office of the United States
Trustee of the District of Massachusetts, the United States Attorney's Office for the District of Massachusetts, and the Office of the Massachusetts Attorney General; and representatives of such governmental authorities have participated in settlement discussions with Sears that facilitated the agreement to the Settlement.
        N. The Attorneys General of the United States support the Settlement and believe that it provides a fair, reasonable and adequate resolution of the claims of the nationwide class of debtors being settled.1 In addition, the Federal Trade Commission has approved, subject to a statutory notice and comment period, and Sears has consented to an Agreement Containing Consent Order which provides, among other things, that the FTC will not institute action under
Section 19 of the Federal Trade Commission Act if consumers receive full redress; such requirement is satisfied under the terms of the Settlement, so long as the amount paid in restitution is at least $100 million (this amount could be adjusted upward or downward by not more than 25 percent based on Sears on-going nationwide review to identify eligible debtors).

Footnote 1. These approvals are supported by the staffs of each office and are subject to final approval. The state Attorneys
General group previously included 39 states and is anticipated to include 50 states.


        O. Based on their review and analysis of the relevant facts and legal principles, class counsel believe that the terms and conditions of the Settlement are fair, reasonable and
adequate, and beneficial to and in the best interests of plaintiffs and the proposed Settlement Class (as defined below). Class counsel have determined to execute this Stipulation and urge approval by the Bankruptcy Court and the District Court of the Settlement after considering the substantial damages that the Settlement Class will receive pursuant to the Settlement; the fact that the Settlement provides for members of the Settlement
Class to receive such payments in the most expeditious and
efficient manner practicable, and thus much sooner than would be possible were the claims asserted to be litigated through trial and appeal even if such claims were to be found to be
meritorious in all respects; the fact that the Settlement provides for significant monetary benefits to the Settlement Class beyond the restitution damages paid with respect to unfiled (and
otherwise unenforceable) reaffirmation agreements, including the amounts to be distributed out of a $25 million fund being created by Sears, the elimination of finance charges on
post-petition purchases, Sears agreement not to act upon its security interest in goods sold to members of the Settlement
Class prior to their bankruptcy filing, the payment of interest by Sears, and Sears commitment to continue to extend credit to members of the Settlement Class provided for herein; the
provision of the Settlement that obliges Sears, at its sole
expense, to identify members of the Settlement Class from
January 1, 1992 to date and to provide the benefits of the
Settlement to such persons without their having to take any affirmative steps (including provisions that require Sears to bear the onus of incomplete and unavailable information by treating reaffirmation agreements for which there is no direct evidence of their having been filed with the bankruptcy court as having not been filed); the fact that the Settlement provides for
payments to members of the Settlement Class who executed
reaffirmation agreements before January 1, 1992
notwithstanding that such claims could be held barred by
applicable statutes of limitations and/or the doctrine of laches;
the defenses available to Sears for claims under state law that seek to go beyond the unenforceability of unfiled reaffirmation agreements under the U.S. Bankruptcy Code, including the possibility that any state law claims would be deemed to be
preempted by the Bankruptcy Code; the defenses available to
Sears for claims under the Bankruptcy Code, including whether persons whose reaffirmation agreements were not filed could
obtain recoveries for violation of the discharge injunction; the defenses available to Sears for claims under RICO, including defenses based on the 18 U.S.C. 1962(c) requirement of
establishing a RICO "enterprise" distinct from the defendant,
Sears; the defenses available to Sears with respect to the availability and amount of any punitive relief; Sears consent to the certification of a nationwide class of debtors; the provisions of the Settlement regarding Sears future practices and policies with regard to reaffirmation agreements and the ability to
enforce such provisions by the Bankruptcy Court and the
District Court that the Settlement provides; and the fact that the Settlement allows members of the Settlement Class to
exclude themselves from the Settlement Class should they so
desire and thereby not be precluded by the Settlement from individually seeking to pursue the claims alleged in the Actions or any other claims relating to the conduct of Sears at issue in the Actions.
        P. Sears has agreed to the Settlement consistent with its acknowledgment that the company previously had exercised flawed legal judgment and execution in failing to file
reaffirmation agreements. Sears considers it desirable that the Actions be settled on a global nationwide basis in order to achieve what it believes is a fair, responsible, and final
resolution of the claims being settled.
        In light of the foregoing, the parties propose to settle the Actions in accordance with the terms, provisions and conditions of this Stipulation as set forth below.
        NOW, THEREFORE, IT IS STIPULATED AND
AGREED, subject to approval by the Courts as provided
hereinbelow pursuant to Rule 23 of the Federal Rules of Civil Procedure (and, in the case of the Bankruptcy Court Action,
Bankruptcy Rule of Procedure 7023), by and between Sears
(and Western Auto), and the plaintiffs for themselves and for the Settlement Class (defined below), that all claims, rights and causes of action, damages, losses and demands of any nature whatsoever, state or federal, including but not limited to claims arising under the U.S. Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, or any state or federal law regarding consumer or debtor fraud or unfair or deceptive trade practices, or otherwise (and including but not limited to whether for compensatory damages, consequential damages, restitution, punitive damages, contempt, sanctions, penalties, injunctive relief, declaratory relief, or otherwise), whether known or
unknown, that are, could have been or might in the future be asserted by any of the plaintiffs or any member of the
Settlement Class, whether directly, representatively or in any other capacity, against Sears, Western Auto or any of their
present and former officers, directors, shareholders, employees, accountants, representatives, attorneys, subsidiaries, affiliated companies, divisions, successors, heirs, agents and assigns (the "Released Persons"), in connection with or that arise out of
Sears (or Western Auto) obtaining of a reaffirmation agreement from a member of the Settlement Class, the nonfiling (or
untimely filing) of any such agreement with the appropriate
bankruptcy court, the solicitation or billing of or collecting under or any steps to enforce any such unfiled agreement (or any filed reaffirmation agreement that was subsequently
disapproved or rejected by the bankruptcy court (or that was not approved by such court where approval was required for the enforceability of such agreement) or that was subsequently rescinded by the debtor), or any communications,
representations or omissions by or on behalf of Sears (or
Western Auto) with respect to any of the foregoing, or any acts, facts, transactions or occurrences, alleged or otherwise asserted or that could have been asserted in either of the Actions (all of which are hereinafter referred to as the "Settled Claims"), shall be compromised, settled, released and discharged with
prejudice, upon and subject to the following terms and
conditions:
        1.1.     Settlement Class.  For settlement purposes only,
the Actions shall proceed on behalf of a class (the "Settlement Class") defined as all individuals (a) who filed a petition for relief under the Bankruptcy Code; (b) who listed Sears as a
creditor, against whom Sears filed a claim, or who owed a debt or alleged debt to Sears; (c) who, subsequent to the filing of the bankruptcy petition, executed an agreement with Sears purporting to reaffirm such debt or alleged debt or to redeem the applicable property, or which agreement is otherwise subject to the provisions of 11 U.S.C. 524(c) (collectively referred to herein as "reaffirmation agreements"); and (d) such agreement either was not filed with the appropriate bankruptcy court in accordance with 11 U.S.C. 524(c)(3) prior to the order of discharge, or was filed with the bankruptcy court and was either
(i) disapproved or rejected by the bankruptcy court or not
approved by such court when necessary to the enforceability of such agreement, or (ii) rescinded by the debtor.
        1.2.     The Settlement Class is thus defined on a
nationwide basis, not limited to individuals whose petitions under the Bankruptcy Code were filed in any particular
jurisdiction or region.
        1.3.     Reaffirmation agreements referred to herein
include all agreements, whether written or oral; whether
entered into during the pendency of the debtor's bankruptcy
proceeding or following the issuance of the debtor's discharge by the bankruptcy court; and whether such agreements did or
did not provide for the continued extension of credit to the debtor by Sears.
        1.4. Excluded from the Settlement Class shall be any individuals who validly request exclusion in accordance with the procedures set forth in paragraph 17 of this Stipulation.
        1.5. References to "Sears" in this paragraph (and paragraph 2) include Sears subsidiary, Western Auto.
        2. Filing of all reaffirmation agreements. Sears and its agents, servants, employees, attorneys and all persons acting in concert and participation with them, shall henceforth file all reaffirmation agreements obtained from debtors pursuant to
524(c) and (d) of the U.S. Bankruptcy Code (11 U.S.C.) with
the appropriate U.S. Bankruptcy Court on or before the date
that the debtor's order of discharge is entered, provided that the reaffirmation agreement is received by Sears not less than five business days prior to the date that the debtor's order of discharge is entered.
        3.1. Identification of members of the Settlement Class from January 1, 1992 to date. Sears shall complete its ongoing national review to identify those persons who, from January 1,
1992 to April 1, 1997 (the date of the written directive that henceforth all reaffirmation agreements be filed as required by the Bankruptcy Code), filed Chapter 7 petitions in bankruptcy and from whom Sears obtained a reaffirmation agreement that
was not properly filed with the appropriate bankruptcy court (or that was filed but later rescinded by the debtor or disapproved or rejected by the Bankruptcy Court, or not approved by the
court where approval was required for the enforceability of the agreement) ("Identified Class Members").
        3.2. Specifically, under the identification process, Sears has identified members of the Settlement Class who filed for bankruptcy during the period from August 1996 to the present, and during the period from July 1994 through July 1996.  By
August 15, 1997, Sears will identify members of the Settlement
Class who filed for bankruptcy during the period from January
1, 1992, through June 1994.
        3.3. The time periods and methodologies set forth in paragraph 3.2 above reflect Sears best current belief as to its ability to make such identifications and it is understood that
Sears, in undertaking the tasks set forth in this paragraph 3, will use its best efforts to identify all individuals and to do so within the stated time periods.
        3.4. Sears will provide class counsel a status report every two weeks, in conjunction with its reports to the U.S. Attorney's Office in accordance with the Stipulated Order in the United States Action, setting forth its efforts to date in identifying such individuals, and providing the names and last known addresses of each debtor so identified.
        3.5.     If after the dates specified above, Sears
determines based upon further review of available data that a debtor previously identified as belonging to one of the above groups should not be so included or identifies a debtor who
should have been included in one of the above groups that was not so included, Sears shall promptly delete or add such debtor as appropriate and notify class counsel in its next status report of such deletions or additions (and the reasons therefor).
        3.6.     In the identification process, Sears shall include
in the Settlement Class all debtors who filed for bankruptcy from January 1, 1992 to April 1, 1997 whose Sears account
records indicate the existence of a reaffirmation agreement
(e.g., payment activity after bankruptcy indicator removed from the account; account codes indicating reaffirmation) even if no original, copy or other evidence of the existence of such an agreement is located, absent contrary direct evidence that the reaffirmation agreement was filed with the bankruptcy court and not thereafter disapproved, rejected or rescinded.
        3.7.1.  In the event that Sears is unable to determine
from evidence available to it whether a debtor's reaffirmation agreement was filed, Sears shall assume that the reaffirmation agreement was not filed and therefore shall include such debtor in the Settlement Class.
        3.7.2. In the process of identifying members of the Settlement Class from January 1, 1992 to April 1, 1997, Sears shall not treat as filed any reaffirmation agreement unless it has a physical copy that is stamped with a court stamp reflecting its pre-discharge filing or if a review of either the actual court records or an electronic docket search conducted via PACER
(or similar database) reflects its pre-discharge filing and does not indicate its disapproval or rejection by the Court.  Sears may rely on PACER for indications that a reaffirmation
agreement was filed (and whether it was subsequently
disapproved or rejected by the court).  Sears shall maintain either an electronic or paper copy of such report(s) until the Settlement becomes final. In the event that a reaffirmation agreement filed after an order of discharge in a case was
nonetheless accepted by the court, it shall be treated by Sears as an unfiled reaffirmation (and therefore in the Settlement
Class).
        3.8. The identification process has been and shall continue to be conducted by Sears at its sole expense. The identification process will require Sears to access and utilize information for each of the approximately 110 million active credit card accounts it maintained during the period January 1,
1992 to April 1, 1997. Sears estimates that, for this period, it obtained reaffirmation agreements in approximately 510,000 cases, with a total dollar volume of reaffirmed debt (filed and unfiled) of approximately $412 million. Sears estimates that the identification process (exclusive of the costs of its own internal personnel) will cost Sears in excess of $10 million, including the costs of outside vendors of bankruptcy filing and related information being purchased by Sears.
        3.9.     The identification process conducted by Sears will
be assisted in by Sears Internal Audit and Deloitte & Touche
LLP.  Both Sears Internal Audit and Deloitte & Touche LLP
will participate in the testing of data collection activities and findings from corporate records and will assist Sears in managing the collection and analysis of data provided by
outside vendors.  They will also review data-matching results for the debtor identification process and review the application of payment methodologies set forth in this Stipulation. Deloitte
& Touche LLP shall periodically report to class counsel as
requested on these subjects.
        4.1. Moratorium on billing. Within two business days after identification of a debtor as an Identified Class Member,
Sears has implemented and shall continue to implement steps
to cease all collection activities on that individual's Sears account, including instructing any collection agency to which the account of an Identified Class Member has been referred to cease all collection activities and return the account to Sears.
        4.2.     As to such accounts, Sears shall suspend all
billing, including for both reaffirmed indebtedness and
post-petition purchases, and suspend the accrual of any finance charges. In addition, any available "open to buy" credit for such accounts shall be maintained as available. Sears shall notify Identified Class Members in writing of any such activities relating to their accounts.
        4.3.     Following the calculation of the new balance of
an individual account pursuant to paragraph 5, Sears may
recommence the billing and collection of that account.  No
finance or other charges shall be made on account of the
moratorium on billing hereunder.  Sears shall notify Identified
Class Members in writing of any such activities relating to their accounts.
        5.1.     Payments to Identified Class Members.   Sears
shall remit to Identified Class Members, as damages, all amounts paid by them to Sears with respect to reaffirmed debt, with interest, as follows:
        5.1.1. The amount of reaffirmed indebtedness for the account of each Identified Class Member shall be treated as a nullity and reset to $0. All post-petition payments shall be deemed to have been made first on account of reaffirmed indebtedness (including all finance charges, late fee charges, returned check charges or other similar charges with respect thereto) (collectively, "finance charges"), and, to that extent, shall be payable back to such member, with interest as provided below, and the balance of the account shall be reset to reflect only the remaining balance on post-petition purchases.
        5.1.2. If such person made no post-petition purchases, the balance of his or her account shall be reset to $0. If the person made post-petition purchases, all finance charges attributable to such purchases shall be eliminated and the new balance of such person's account shall equal the amount of such post-petition purchases (as defined in paragraph 5.2.1).
        5.1.3. If a person made post-petition payments in excess of the amount of reaffirmed debt plus finance charges on account of such reaffirmed debt, the amount payable to such person shall equal the sum of reaffirmed debt and finance charges on account of reaffirmed debt, and such excess shall reduce such person's new account balance calculated in accordance with paragraph 5.1.2. In no case shall the amount of such person's new account balance due exceed the balance of the account prior to giving effect to this Settlement. (If such would occur but for the preceding sentence, the amount by which the balance due is reduced as a result of the preceding sentence shall reduce the amount payable under paragraph
5.1.1.)
        5.2. In performing the calculation, the following definitions and practices shall be followed:
        5.2.1. Post-petition purchases shall consist of all purchases of merchandise, services or insurance (excluding
CAPP (Credit Account Protection Plan) insurance) made on or after the date of the Identified Class Member's bankruptcy filing net of all returns, cancellations and adjustments on such purchases.
        5.2.2. Post-petition payments shall consist of all payments (whether on account of finance changes or otherwise) received by Sears on or after the date of the Identified Class Member's bankruptcy filing.
        5.2.3. The amount of finance charges on account of reaffirmed indebtedness shall be calculated on the basis of the highest rate charged on outstanding balances on or after the date of the Identified Class Member's bankruptcy filing, and any post-petition payments will be deemed first to apply to finance charges on account of reaffirmed amounts outstanding and then to principal with respect to such amounts.
        5.2.4. The calculation has (and is intended to have) the effect of returning (with interest) finance charges previously assessed on reaffirmed indebtedness, and of removing finance charges previously assessed on post-petition purchases.
        5.2.5. The interest payable under paragraph 5.1.1 shall be calculated as follows: All post-petition payments shall be recognized as if received by Sears on the first day of the billing cycle during which the payments were actually received. If an individual payment was received on account of reaffirmed indebtedness and is therefore payable in accordance with paragraph 5.1.1, monthly interest at the annual rate of 10% shall be added to the amount of such individual payment to calculate the total amount payable under paragraph 5.1.1.
Interest shall be calculated through the end of the most recently completed billing cycle prior to the date on which payment to the member of the Settlement Class is mailed.
        5.3. The calculation of the compensation damages to Identified Class Members shall be made as of the date of the next billing cycle of each Identified Class Member (or, at Sears option, 30 days) following the date that the Settlement becomes final (or, at Sears option, following approval of the Settlement by the District Court).
        5.4.     Any amounts payable to an Identified Class
Member shall be paid by a Sears check mailed by first class mail to such person's last known address. No part of such amounts may be paid in any other form (such as a gift certificate or coupon even if so requested by a member of the Settlement Class).
        5.5. The damages to Identified Class Members shall be provided as soon as practicable following the Settlement becoming final (or, at Sears option, upon approval of the Settlement by the District Court).
        5.6. Once the calculation of the new balance of an Identified Class Member under this paragraph 5 has been properly made by Sears, Sears shall be entitled to resume the billing and collecting of such account in the ordinary course, and any activity in or with respect to such account after such time shall for all purposes be unaffected by the Settlement.
        5.7. Sears calculation of the compensation under this paragraph 5 (as well as paragraph 6 below) shall be overseen by the accounting firm of Deloitte & Touche LLP. Deloitte &
Touche LLP shall be retained for this purpose by Sears at Sears sole expense, and shall periodically report to class counsel on the calculation process as requested.
        5.8. The parties shall also retain a nationally recognized firm to act as Settlement Administrator, at Sears expense. The parties shall agree on the choice of the Settlement Administrator within 30 days of the execution of this Stipulation (and such choice shall be subject to reasonable approval by the Attorneys General of the United States who support the Settlement); absent such agreement, the parties shall submit their respective proposals to the Court, whose decision shall be final. The Settlement Administrator shall review the calculation of the amounts payable under paragraphs
5, 6 and 7 and shall perform the other tasks assigned to it in this Stipulation and the exhibits hereto.
        5.9. In addition to the compensation described above, Sears shall pay each of the named plaintiffs $2,500 for serving in the capacity of a representative of the plaintiff class, subject to approval of the Courts.
        6.1. Payments to members of the Settlement Class other than Identified Class Members. Members of the Settlement Class other than Identified Class Members, including individuals who executed reaffirmation agreements with Sears prior to January 1, 1992 that were not filed with the bankruptcy court (or if filed, were thereafter disapproved, rejected or rescinded, or not approved where approval was required for enforceability), shall be eligible for compensation damages on the same basis as Identified Class Members, as follows:
        6.2. Because Sears is unable as a practical matter to identify such persons from either its own records or records available from other sources, and does not have complete purchase and payment data for the pre-1992 period, members of the Settlement Class other than Identified Class Members may seek such compensation damages by filing a Proof of Claim in the form annexed as Exhibit A hereto. The Proof of Claim, to be valid, must comply with the requirements set forth in the Proof of Claim. Proofs of Claim will be processed by the Settlement Administrator in accordance with guidelines to be submitted by the parties to the Courts.
        6.3. If the person filing a Proof of Claim is able to supply acceptable documentary information in the form of account statements (or other documentary evidence acceptable to the Settlement Administrator as) reflecting the record of his or her post-petition purchases from and cash payments to Sears, such person's Claim shall be calculated on the same basis as Identified Class Members' set forth in paragraph 5.
        6.4.     If such person does not supply such
documentation, Sears shall use its reasonable best efforts to ascertain the record of such person's post-petition purchases from and cash payments to Sears; and if such information is obtained, such person's Claim shall be calculated on the same basis as Identified Class Members' set forth in paragraph 5.
        6.5.1. If the Settlement Class member does not supply the information and Sears is not able using its reasonable best efforts to produce the information necessary to calculate the person's Claim on the same basis as Identified Class Members set forth in paragraph 5, the total amount payable to such person under paragraphs 5 and 6 shall be calculated to represent the same percentage of that person's reaffirmed indebtedness (which must be established by documentary evidence) as the average percentage of reaffirmed indebtedness that Sears provides as compensation damages to Identified
Class Members under paragraph 5. If the Settlement Class member cannot prove the amount of reaffirmed indebtedness in accordance with the guidelines to be submitted by the parties to the Courts, the total amount payable to such member nevertheless shall be calculated to represent the same percentage of that member's pre-petition indebtedness to Sears that was discharged by a bankruptcy court (which, together with some post-petition payment activity, must be established by documentary evidence as provided in the guidelines) as the average percentage of pre-petition indebtedness that Sears provides as compensation damages to Identified Class Members under paragraph 5. The average percentages to be used in calculating compensation damages under this paragraph shall be calculated by Sears as soon as practicable following the completion of the calculation of the compensation damages to be provided by Sears to Identified Class Members under paragraph 5.
        6.5.2. If a person filing a Proof of Claim is able to supply documentary information acceptable to the Settlement Administrator substantiating his or her entitlement under the basis provided for Identified Class Members to an amount greater than would result were such person's Claim to be calculated under paragraph 6.5.1, such person's Claim shall be calculated to be such greater amount.
        7.       $25 Million additional fund provided to
Settlement Class Members. In addition to the amount payable to Settlement Class members under paragraphs 5 and 6, Sears shall provide a fund of $25 million to be distributed to the members of the Settlement Class entitled to receive payments under paragraphs 5 and 6, as follows: Each such member shall receive the same share of the $25 million fund as such member's pro rata share of the total amount payable by Sears to all Settlement Class members under paragraphs 5 and 6
(such amounts shall not include interest calculated under paragraph 5.3.5).
        8. Cy pres fund for consumer education. In the event that the total amounts payable by Sears as compensation to members of the Settlement Class who executed reaffirmation agreements with Sears after January 1, 1992 ultimately aggregate less than $100 million (separate and apart from the $25 million payable under paragraph 7), that difference shall not be retained by Sears but rather shall be paid by Sears into a cy pres fund to be devoted to consumer credit education
(including personal bankruptcy education, consumer finance and debt collection issues and debtor counsel education). The cy pres fund shall be disbursed as directed by the Attorneys
General of the United States (who support the Settlement).
        9.1 Treatment of members of the Settlement Class who are deceased or cannot be located. Where a member of the Settlement Class is deceased, Sears will, upon receipt of proper notification and documentation, make the payment to such member's heirs or estate.
        9.2 If a payment sent by Sears to a member of the Settlement Class in accordance with paragraphs 5, 6 or 7 is returned with a forwarding address provided by the Postal
Service, Sears will cause it to be remailed to the address or addresses provided. If a mailing is returned without a forwarding address provided by the Postal Service, or is otherwise designated by the Postal Service as being an invalid address, Sears shall take reasonable steps (including skip-tracing) to locate the affected class member. If the cost of such effort does not exceed the amount due to such member by more than $25, then no such steps need be taken. Amounts that cannot be paid to a member of the Class due to such an uneconomic tracing expense or failure of such tracing to return a valid address shall be directed to the Attorney General of the state of the last known address of such member, as determined by the Settlement Administrator, to be applied by the Attorney
General for consumer protection purposes, or for other purposes as required by law.
        9.3. If a class member's check is not cashed within six months, it shall be null and void (the checks may be stamped or printed with a legend to that effect) and Sears shall have no further obligation to make payment to such member. Amounts not paid due to failure of a member of the class to cash such a check shall be directed to the Attorney General of the state of the last known address of such member, as determined by the Settlement Administrator, to be applied by the Attorney
General for consumer protection purposes, or for other purposes as required by law.
        9.4. In the event that a check payable to a class member remains outstanding for any reason described in this paragraph 9, then the recipient's right to receive the amount payable shall terminate, and be deemed to be assigned to the Attorneys General of the United States to be applied as directed above, and Sears shall not have any obligation whatsoever to any person or State with respect to such amounts.
        10.1.    Continuation of extension of credit by Sears;
credit reports. Sears shall continue to extend credit to members of the Settlement Class who at the time of the calculation described in paragraph 5 have an "open to buy" extension of credit, notwithstanding the voiding of reaffirmed debt amounts previously owed by such persons, it being understood that Sears shall treat its relationship with such persons on the same basis as its relationship with its credit customers generally, including with respect to the maintenance and adjustment of "open to buy" levels, fees, charges and all other matters.
        10.2. Sears shall undertake to determine if it has made any negative reports to credit bureaus or similar organizations on account of nonpayments by members of the Settlement Class
(whether Identified Class Members or other class members who file Proofs of Claim as provided for in the Settlement) based on reaffirmed indebtedness, and will advise such bureaus or organizations to correct such reports. Sears will also notify such members in writing of its communications with such organizations.
        11. Waiver of Sears security interest. With respect to all members of the Settlement Class, Sears shall not seek to recover any of the goods sold by it in which Sears claimed a security interest prior to such person's bankruptcy filing, and shall in all respects treat such security interest as waived.
        12. Revision of Sears policies and procedures. Class counsel will review the revision of Sears policies and procedures regarding reaffirmation agreements already implemented and to be implemented by Sears pursuant to the recommendations of Professor King, and shall consult with Professor King as to such matters.
        13. Western Auto. Members of the Settlement Class who executed reaffirmation agreements with Western Auto will be entitled to compensation on the same terms as other members of the Settlement Class who are not Identified Class
Members.
        14. Full settlement. The obligations of Sears under this Stipulation shall be in full settlement, compromise, release and discharge of the Settled Claims and each of them. Upon approval of the Settlement provided for in this Stipulation by the District Court, Sears, the Released Persons or any of them shall have no other or further liability or obligation to any member of the Settlement Class in any court or forum (state or federal) with respect to the Settled Claims, except as expressly provided herein.
        15. Motion for entry of initial Order. As soon as practicable after this Stipulation has been executed, the parties shall jointly move the Bankruptcy Court and the District Court for approval of the Settlement. The parties shall apply jointly in each court for an order, in the forms annexed hereto as Exhibit B (the "Order"), providing, among other things (the provisions of subparagraph (d) being included only in the Order to be applied for in the District Court):
        (a) that for purposes of settlement only, the Actions shall be maintained and proceed as a class action, pursuant to Rules 23(a) and (b)(3) of the Federal Rules of Civil Procedure, on behalf of the Settlement Class;
        (b) that (i) the Notice of Pendency of Class Actions, Class Action Determination, Proposed Settlement of Class
Actions, Settlement Hearings, and Right to Appear, in the form annexed hereto as Exhibit C (the "Notice"); (ii) the Summary
Notice of Class Action Determination, Proposed Settlement of
Class Actions and Settlement Hearing in the form annexed hereto as Exhibit D (the "Summary Notice"), and the Notice
Insert to be inserted in Sears billing statements in the form annexed hereto as Exhibit E (the "Notice Insert"); and the Western Auto Notice Insert to be inserted in Western Auto billing statements in the form annexed hereto as Exhibit F (the "Western Auto Notice Insert"), are approved by the Court; and that the mailing of the Notice in the manner and form set forth in the Order, the publication of the Summary Notice in the manner and form set forth in the Order, the insertion of the Notice Insert in Sears statements mailed to its credit customers for a full billing cycle, and the insertion of the Western Auto
Notice Insert in Western Auto statements mailed to its credit customers for a full billing cycle, meet the requirements of Rule 23 of the Federal Rules of Civil Procedure and due process, constitute the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto;
        (c)      that a hearing or hearings (the "Settlement
Hearing") shall be held before the Bankruptcy Court and the District Court, at the respective time and date to be set by the Courts, to determine whether the proposed Settlement of the Actions on the terms and conditions set forth in the Stipulation is fair, reasonable and adequate and should be approved by the Courts, and whether a judgment should be entered, and to consider such other matters as may properly come before the Court in connection with the Settlement Hearing; and
        (d) that, pending decision by the Courts on whether to approve the Settlement, each member of the Settlement
Class is barred and enjoined from instituting or prosecuting any action in state or other federal court against Sears, Western
Auto or any of their present or former officers, directors, shareholders, employees, accountants, attorneys, representatives, subsidiaries, affiliated companies, divisions, successors, heirs, agents and assigns, which assert claims that are Settled Claims that would be released and discharged upon approval of the Settlement.
        16. Order and Final Judgment. If the Settlement (including any modification thereto made with the consent of the parties as provided for herein), shall be approved by the Courts following a hearing, the parties shall jointly request the Courts each to enter an Order and Final Judgment ("Final
Order"), among other things:
        (a) approving the Settlement as fair, reasonable and adequate and directing consummation of the Settlement in accordance with its terms and provisions;
        (b) dismissing the Bankruptcy Court Action and the District Court Action as to Sears and Western Auto with prejudice as against all plaintiffs and all members of the Settlement Class, without costs except as hereinafter provided, such dismissal to be subject only to compliance by the parties with the terms and conditions of the Stipulation and any order of the Courts with reference to the Stipulation;
        (c) permanently barring and enjoining the institution or prosecution by plaintiffs or any member of the Settlement
Class, either directly or in any other capacity, of any action asserting claims that are Settled Claims;
        (d) releasing and discharging, on behalf of the Settlement Class and the plaintiffs, the Released Persons from all Settled Claims;
        (e) reserving continuing and exclusive jurisdiction over implementation of the Settlement, and over enforcement, construction and interpretation of this Stipulation; and
        (f) awarding attorneys' fees and expenses to class counsel, or reserving jurisdiction with respect thereto.
        17.1. Requests for exclusion from the Settlement Class. Requests for Exclusion from the Settlement Class shall list the name, address and social security number or taxpayer identification number of the person seeking exclusion.
        17.2. If a Request for Exclusion does not include all of the foregoing information, it shall not be a valid Request for Exclusion and the person filing such an invalid Request for Exclusion shall be a member of the Settlement Class. In addition, members of the Settlement Class requesting exclusion shall be requested to provide the court and year of such person's bankruptcy filing, Sears account number and the amount of indebtedness to Sears that the person reaffirmed, albeit the failure to provide such information shall not effect the validity of the Request for Exclusion. All persons who properly file Requests for Exclusion from the Settlement Class shall not be members of the Settlement Class and shall have no rights with respect to the Settlement.
        17.3. Each potential Settlement Class member who does not submit a properly completed Request for Exclusion no later than twenty (20) days prior to the Settlement Hearing shall be included in the Settlement Class. For purposes of determining timeliness, a Request for Exclusion shall be deemed to have been submitted when posted, if a postmark is indicated on the envelope and it is mailed, postage prepaid and addressed in accordance with the instructions in the Notice or, otherwise, when received. Requests for Exclusion shall be submitted by mailing to the P.O. Box address referred to in the Notice.
        18. Definition of finality. The approval by the Courts of the Settlement proposed by the Stipulation shall be considered final, and the Settlement shall be considered final
(and Sears obligations hereunder shall arise) for purposes of this Stipulation, either (a) upon the entry by the Courts of the Final Order and when the applicable period for the appeal of such Final Orders shall each have expired without an appeal having been filed; or (b) if an appeal is taken, upon entry of an order affirming the Final Order and when the applicable period for the appeal of such affirmance of the Final Order shall have expired without an appeal having been filed, or upon entry of any stipulation dismissing any such appeal with no right of further prosecution of the appeal; or (c) if an appeal is taken from any decision affirming the Final Order, upon entry of an order in such appeal finally affirming the Final Order without right of further appeal or upon entry of any stipulation dismissing any such appeal with no right of further prosecution of the appeal. None of the obligations of Sears pursuant to the Settlement shall become effective until the Settlement becomes final. Notwithstanding the above, Sears shall have the option to declare the Settlement effective and final upon approval by the District Court (whether or not then approved by the Bankruptcy Court) or upon such approval having been finally affirmed on appeal or no appeal therefrom having been taken within the applicable time period limiting the taking of such an appeal.
        19.1. Class counsel application for attorneys' fees and expenses. Provided that judicial approval of the Settlement has been obtained, class counsel intend to jointly apply for court approval of an award of attorneys' fees, plus reimbursement of expenses (including experts' fees). As an additional benefit to the Settlement Class, any attorneys' fees and expenses awarded to class counsel shall be paid by Sears and shall not diminish the benefits of the Settlement to the class. Class counsel's application for attorneys' fees and expenses may be made, at the option of class counsel, at or subsequent to the Settlement Hearing. Any attorneys' fees and expenses so awarded to class counsel shall not be payable unless and until the Final Order shall become final. Any attorneys' fees and expenses awarded to class counsel shall be paid as the Court may direct within ten business days after the Settlement becomes final.
        19.2. Sears will pay the costs of all notices and settlement administration. Plaintiffs and their counsel shall have no responsibility for any such costs regardless of whether the Settlement is consummated. Except as provided in this Stipulation, Sears shall bear no other expenses, costs, damages or fees incurred by any plaintiffs, by any member of the Settlement Class, or by any of their attorneys, experts, advisors, agents or representatives.
        20.      Sears options to withdraw from the Settlement.
Sears shall have the option to withdraw from the Settlement no later than three days before the Settlement Hearing in the event that valid Requests for Exclusion are received from persons who together number in excess of that number of which plaintiffs and Sears have agreed upon or whose aggregate reaffirmed indebtedness exceeds the amount that plaintiffs and Sears have agreed upon (which number and amount shall be kept confidential by the parties). In addition, Sears shall have the option to withdraw from the Settlement no later than three days before the Settlement Hearing if (a) any action asserting
Settled Claims is allowed to be prosecuted notwithstanding the Settlement and the Orders provided for herein, or (b) Sears determines in good faith that the Settlement would not be effective to finally conclude all of the Settled Claims intended to be finally concluded by the Settlement. Sears shall also have the option to withdraw from the Settlement if the Settlement has not become final by December 31, 1997. In the event that Sears exercises such option to withdraw, a written notice of such withdrawal and the grounds therefor shall be promptly delivered to all signatories to this Stipulation. As a result of any such withdrawal, this Stipulation, the Settlement proposed herein (including any modification thereto made with the consent of the parties as provided for herein) and any action taken or to be taken in connection therewith shall be terminated and shall become void and have no further force and effect except for the obligation of Sears to pay for any expense incurred in connection with the Notice and administration of the Settlement.
        21. Effect of Settlement not being final. In the event that the Settlement as provided for in this Stipulation does not become final, or does not become effective for any reason other than the failure of any settling party to perform such party's obligations hereunder, then (except as the lack of the Settlement becoming final because of any appeal may be waived by Sears) the Stipulation shall become null and void and of no further force and effect, and all negotiations, proceedings, and statements relating thereto shall be without prejudice as to the rights of any and all parties hereto and their respective predecessors and successors, and all parties and their respective predecessors and successors shall be restored to their respective positions existing at the date of the Stipulation.
        22. No admissions. This Stipulation and all negotiations, statements and proceedings in connection therewith shall not in any event be construed as, or deemed to be evidence of, an admission or concession on the part of Sears of any liability of or wrongdoing by it, and shall not be offered or received in evidence in any action or proceeding, or used in any way as an admission, concession or evidence of any liability or wrongdoing of any nature on the part of Sears, and shall not be construed as, or deemed to be evidence of, an admission or concession that the plaintiffs or any member of the Settlement
Class have suffered any damage; and shall not be construed as, or deemed to be evidence of, an admission or concession on the part of the plaintiffs or any member of the Settlement Class that any of their claims asserted in the Actions are without merit or that damages recoverable in the Actions do not exceed the aggregate of the amounts payable pursuant to this Stipulation.
        23. Due authority of attorneys. Each of the attorneys executing this Stipulation on behalf of one or more parties hereto warrants and represents that he or she has been duly authorized and empowered to execute this Stipulation on behalf of each such respective party.
        24. Extensions of time. Without further order of the Courts, the parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.
        25. Entire agreement. This Stipulation, including all Exhibits annexed hereto, constitutes the entire agreement among the parties with regard to the subject matter thereof.
This Stipulation may not be modified or amended except in writing signed by all signatories hereto or their successors in interest.
        26. Successors. This Stipulation upon becoming operative shall be binding upon and inure to the benefit of the settling parties hereto (including the Settlement Class) and their respective heirs, executors, administrators, successors and assigns and upon any corporation, partnership or other entity into or with which any settling party hereto may merge or consolidate.
        27. Counterparts. This Stipulation may be executed in any number of actual or telecopied counterparts and by the different settling parties hereto on separate counterparts, each of which when so executed and delivered shall be an original.
The executed signature page(s) from each actual or telecopied counterpart may be joined together and attached to one such original and shall constitute one and the same instrument.
        28. Waivers. The waiver by any party of any breach of this Stipulation shall not be deemed or construed as a waiver of any other breach, whether prior, subsequent, or contemporaneous, of this Stipulation.
        29. Governing law. This Stipulation shall be construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts.
        30. Retention of jurisdiction. The administration and consummation of the Settlement as provided herein shall be under the authority of the Bankruptcy Court and the District
Court.
        31. Additional discovery. Plaintiffs' obligations under this Stipulation are subject to plaintiffs' taking additional discovery (to which plaintiffs and Sears have agreed) within the next 30 days relating to the subject matter of the Actions.
Plaintiffs shall have the option to withdraw from the Settlement in the event that they conclude in good faith, based upon such additional discovery, that the Settlement is not fair, reasonable and adequate, and beneficial to and in the best interests of the Settlement Class. In that event, the provisions of the last sentence of paragraph 20 shall apply.

Dated:  June 5, 1997
/S/ John Roddy
_________________________________________
John Roddy
Frederic D. Grant, Jr.
GRANT & RODDY
44 School Street
Boston, MA  02108
(617) 248-8700


/S/Daniel A. Edelman (by JR)
_________________________________________
Daniel A. Edelman
James O. Latturner
Cathleen M. Combs
EDELMAN & COMBS
135 South LaSalle Street
Suite 2040
Chicago, IL  60603
(312) 739-4200


/S/Christopher M. LeFebvre
_________________________________________
Christopher M. LeFebvre
LAW OFFICES OF CLAUDE LEFEBVRE
Two Dexter Street
Pawtucket, RI  02860
(401) 728-6060

         Plaintiffs' Class Counsel


/S/Mark N. Polebaum
_________________________________________
Mark N. Polebaum
Stephen H. Oleskey
Paul P. Daley
HALE AND DORR LLP
60 State Street
Boston, MA  02109
(617) 526-6000



/S/ Theodore N. Mirvis
_________________________________________
Theodore N. Mirvis
John F. Savarese
WACHTELL, LIPTON, ROSEN & KATZ
51 West 52nd Street
New York, NY  10019
(212) 403-1000

         Attorneys for Defendants
         Sears, Roebuck and Co. and
         Western Auto Supply Company






Exhibit A


UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
EASTERN DIVISION

__________________________________________
                                           )
In Re:                                     )
DOUGLAS O. BRIOSO,                         )
                         Debtor.           )       Chapter 7
                                           )       Case No. 97-11503-CJK
__________________________________________)
                                           )
DOUGLAS O. BRIOSO and                      )
EILEEN F. REYNOLDS,                        )
                         Plaintiffs,       )
                                           )       Adversary Proceeding
        v.                                 )       No. 97-1222-CJK
                                           )
SEARS, ROEBUCK AND CO. and                 )
WESTERN AUTO SUPPLY COMPANY,               )
                         Defendants.       )
                                           )
__________________________________________)
                                           )
In Re:                                     )
ANTONIA CALDAS,                            )
                         Debtor.           )       Chapter 7
                                           )       Case No. 96-18925-CJK
__________________________________________)
                                           )
ANTONIA CALDAS,                            )
                         Plaintiff,        )
        v.                                 )       Adversary Proceeding
                                           )       No. 97-1229-CJK
SEARS, ROEBUCK AND CO.,                    )
                         Defendant.        )
                                           )
__________________________________________)


                        UNITED STATES DISTRICT COURT
                          DISTRICT OF MASSACHUSETTS


__________________________________________
                                           )
DAVID CONLEY, et al.,                      )
                         Plaintiffs,       )
        v.                                 )       Civil No. 97-1149-PBS
                                           )
SEARS, ROEBUCK AND CO.,                    )
WESTERN AUTO SUPPLY COMPANY                )
and JOHN DOES 1-10,                        )
                         Defendants.       )
                                           )
__________________________________________)



                               PROOF OF CLAIM

This Proof of Claim relates to the proposed Settlement, subject to Court approval, of a nationwide class action on behalf of individual bankruptcy debtors who entered into reaffirmation agreements with Sears, Roebuck and Co. or its subsidiary, Western Auto Supply Company, which were not filed with the bankruptcy courts (or were filed but subsequently disapproved by those courts or rescinded by the debtor, or were not Court-approved where approval was required for enforceability of the agreement).

A description of the Settlement, its background, the Settlement Class, and additional information is contained in the printed Notice of Pendency of Class Actions, Class Action Determination, Proposed Settlement of Class Actions, Settlement Hearings, Right to Request Exclusion, and Right to Appear (the "Notice"), which is enclosed with this Proof of Claim.

IF YOU FILED YOUR BANKRUPTCY PETITION BEFORE JANUARY 1, 1992 AND THEREAFTER ENTERED INTO A REAFFIRMATION AGREEMENT WITH SEARS, YOU MUST FILE THIS PROOF OF CLAIM IN ORDER TO BE ELIGIBLE TO PARTICIPATE IN THE SETTLEMENT. IN ADDITION, IF YOU FILED YOUR BANKRUPTCY PETITION AFTER JANUARY 1, 1992 BUT HAVE NOT RECEIVED A COPY OF THE NOTICE IN THE MAIL PRIOR TO RECEIVING THIS PROOF OF CLAIM, IT IS ADVISABLE FOR YOU TO FILE THIS PROOF OF CLAIM.
ALL MEMBERS OF THE SETTLEMENT CLASS WHO ENTERED INTO REAFFIRMATION AGREEMENTS WITH WESTERN AUTO MUST FILE THIS PROOF OF CLAIM IN ORDER TO BE ELIGIBLE TO PARTICIPATE IN THE SETTLEMENT.

IF YOU RECEIVED A COPY OF THE NOTICE IN THE MAIL PRIOR TO RECEIVING THIS PROOF OF CLAIM, YOU NEED NOT FILE THIS PROOF OF CLAIM TO BE ELIGIBLE TO PARTICIPATE IN THE PROPOSED SETTLEMENT.

You may obtain assistance in filling out this Proof of Claim by calling the
Settlement Administrator at 1-800-    -       (toll free).  If you have any
questions as to whether or not you need to file this Proof of Claim, or whether or not you are a member of the Settlement Class, or regarding the proposed Settlement, you may call the Settlement Administrator for assistance.

PLEASE DO NOT CALL OR WRITE TO THE COURTS FOR INFORMATION.

                                INSTRUCTIONS

THIS PROOF OF CLAIM MUST BE COMPLETED, SIGNED AND MAILED BY PRE-PAID, FIRST CLASS MAIL, NO LATER THAN ________, 1997 [20 days before the earliest settlement hearing] TO THE FOLLOWING ADDRESS:

                 SEARS INDIVIDUAL BANKRUPTCY DEBTOR LITIGATION
                 P.O. Box ___
                 Boston, Massachusetts _______

FAILURE TO SUBMIT YOUR CLAIM, FULLY COMPLETED AS SET OUT BELOW, BY ______, 1997 WILL SUBJECT YOUR CLAIM TO REJECTION AND PRECLUDE YOUR RECEIVING THE BENEFITS OF THE SETTLEMENT. DO NOT MAIL OR DELIVER YOUR CLAIM TO THE COURT, TO SEARS OR WESTERN AUTO, OR TO ANY OF THE PARTIES OR THEIR COUNSEL, AS DOING SO WILL NOT BE DEEMED PROPER SUBMISSION OF THE CLAIM.

If you are a member of the Settlement Class, even if you fail to submit this Proof of Claim in proper form, you will be bound by the Court's Final Order and Judgment in this matter and will be forever barred from asserting any claim against Sears or Western Auto or any related party that is being settled unless you have properly requested exclusion from the class.
Please consult the Notice for additional information.

The telephone number referred to above has been established as part of the settlement process, and is being handled by the Settlement Administrator provided for under the terms of the Settlement, at Sears sole expense. There will be no cost or obligation to you in calling that number.

                             STATEMENT OF CLAIM

TO COMPLETE THIS PROOF OF CLAIM, PLEASE READ THE FOLLOWING, FILL IN THE INFORMATION REQUESTED AND ATTACH THE DOCUMENTS REQUESTED, AND SIGN BELOW WHERE INDICATED (HAVING YOUR SIGNATURE NOTARIZED, AS INDICATED BELOW).

                 I did ___, I did not ___ [check one] file for personal bankruptcy in a U.S. bankruptcy court.

                 I did ___, I did not ___ [check one] thereafter enter into a reaffirmation agreement with Sears ____, Western Auto ____ [check one] which provided for my payment to it of indebtedness owed by me to it prior to my bankruptcy filing.

Note: If you entered into reaffirmation agreements with both Sears and Western Auto, you should file a separate Proof of Claim for each.

        I.       Identification of Claimant.


Name

Street No.
and Address

City                   State     Zip Code

Country                     Telephone (   )     -
                                                             Number
Social Security       -    -
Number or
Taxpayer                  -
Identification
Number

Note:   If your address was different at the time of your bankruptcy filing or reaffirmation agreement, please provide that information:
Street No.
and Address

City                  State      Zip Code      -

Country

        II. Information regarding bankruptcy filing and reaffirmation agreement.

Year of your bankruptcy filing:

Court in which your bankruptcy petition was filed:
______________________________

Amount you owed Sears (or Western
Auto) before your bankruptcy filing:               $_ _ _ _ . _ _

Sears Account Number:

Date of your reaffirmation agreement
(Month/Day/Year):                                      -     -

Amount of reaffirmed
indebtedness:                                      $_ _ _ _ . _ _

Amount of payments you made
to Sears (or Western Auto)
after your bankruptcy filing:                      $_ _ _ _ . _ _

Note: If you do not know the exact amounts requested, you may estimate the amounts if you have a basis for doing so.

If you entered into a reaffirmation agreement, Sears may endeavor to check available records to ascertain if the agreement was properly filed with the bankruptcy court and enforceable. If your reaffirmation agreement was properly filed and enforceable, then you are not a member of the Settlement Class and are not eligible to participate in the Settlement.

        III.     Documents requested; review by Settlement Administrator.

Please attach a copy of the order of discharge in your bankruptcy case or, if you do not have a copy of that order, copies of other filings from that case. Please also attach a copy of your reaffirmation agreement or, if you do not have a copy of that agreement, any other documents that evidence the amount of reaffirmed debt. (If you do not have copies of these documents, copies may be obtainable by you from the bankruptcy court, or from the attorney who represented you in your bankruptcy filing if you were represented by an attorney.)

Please also enclose any documents you have that evidence the amounts you paid to Sears (or Western Auto), and the costs of any goods or services you purchased from Sears (or Western Auto), after entering into the reaffirmation agreement (such as copies of account statements you received after your bankruptcy filing or your cancelled checks).

The Settlement Administrator will process all timely Proofs of Claims pursuant to guidelines submitted to the Court. In order to facilitate the processing of your Claim, you should submit all the documents requested if they are available to you. If Sears has a documentary or other basis to dispute your Claim, it will present that evidence to the Settlement Administrator. The Settlement Administrator will decide whether to accept, reject or modify your Claim. The Settlement Administrator may request additional information, documents or verifications from you in certain circumstances as a condition to processing your Claim. The Settlement provides that, in order to process a Proof of Claim, the Settlement Administrator must have documentary evidence of your having filed for bankruptcy under Chapter 7 and of either the amount of reaffirmed indebtedness to Sears (or Western Auto) or the amount of pre-petition indebtedness to Sears (or Western Auto) discharged by the bankruptcy court and post-petition payment activity in your account. You will be notified in the event that your Claim is rejected or modified by the Settlement Administrator.

                 By submitting this Proof of Claim, I state that I believe in good faith that I am a member of the Settlement Class as defined in the Notice; that I have read and understood the contents of the Notice; that I have not filed a Request for Exclusion, seeking to be excluded from the Settlement Class; and that I believe that I am entitled to, and that I elect to, participate in the proposed Settlement described in the Notice.

                 I agree and understand that if the proposed Settlement is approved by the Court and becomes effective, all claims, demands or causes of action against Sears, Western Auto, and certain other persons which have been or could have been asserted relating to the subject matter of the litigation will be satisfied, discharged and extinguished forever in accordance with the Release being provided on behalf of members of the Settlement Class in the Stipulation of Settlement and by the terms of the Final Order and Judgment.

                 My signature hereto constitutes a full and complete release by me, and by my heirs, executors, administrators, successors, affiliates and assigns, of Sears or Western Auto and their present and former officers, directors, shareholders, employees, accountants, representatives, attorneys, subsidiaries, affiliated companies, divisions, successors, heirs, agents and assigns, in connection with or that arise out of their obtaining of a reaffirmation agreement, the non-filing (or untimely filing) of any such agreement with the appropriate bankruptcy court, the solicitation or billing of or collecting under or any steps to enforce any such unfiled agreement (or any filed reaffirmation agreement that was subsequently disapproved or rejected by the bankruptcy court (or that was not approved by such court where approval was required for enforceability of such agreement) or that was subsequently rescinded by the debtor), or any communications, representations or omissions by or on behalf of Sears or Western Auto with respect to any of the foregoing, or any acts, facts, transactions or occurrences, alleged or otherwise asserted or that could have been asserted in the litigation that is being settled (all of which are referred in the Settlement as the "Settled Claims").

                 Taxpayer Identification Number

        Request for Taxpayer Identification Number: Enter your taxpayer identification number below. For most individuals, this is your Social Security number. The Internal Revenue Service requires such taxpayer identification number. If you fail to furnish the correct taxpayer identification, 20% of the interest portion of your share of the Settlement will be withheld and/or your claim will be rejected.

            -     -

Note: A Copy of the I.R.S. Guidelines or certification of Taxpayer Identification Number on Substitute Form W-9 and a description of payees subject to or exempt from the backup withholding requirements are included as part of the Notice accompanying this Proof of Claim form.
                 Certification

        UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT ALL OF THE
INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

        I certify that I am NOT subject to backup withholding under the provisions of Section 3406(a)(1)(c) of the Internal Revenue Code.

Note: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, please strike out the language that you are not subject to backup withholding in the certification above.

                                                   Signature of Claimant:

Date:
                                                   (Signature)
Sworn to before me this
___ day of _________, 1997

_________________________
Notary Public
#_______________________


Note: As noted above, this Proof of Claim must be submitted no later than __________, 1997. A properly completed Proof of Claim shall be deemed to have been submitted when posted, if received subsequent to ____________, 1997 and if a postmark is indicated on the envelope dated such date or earlier and it is mailed first class, postage prepaid, and addressed in accordance with the above instructions. In all other cases a properly completed Proof of Claim shall be deemed to have been submitted when actually received.

        If you wish to be assured that your Proof of Claim is actually received, you should send it by Certified Mail, Return Receipt Requested. Certified Mail may, however, require more time for delivery than first class mail. No acknowledgment will be made as to the receipt of Proof of Claim forms. You should be aware that it will take a significant amount of time to process fully all of the Proofs of Claim and to administer the Settlement. This work will be completed as promptly as time permits, given the need to fully investigate and calculate each Proof of Claim.




Exhibit B-1

                       UNITED STATES BANKRUPTCY COURT
                          DISTRICT OF MASSACHUSETTS
                              EASTERN DIVISION


__________________________________________
                                           )
In Re:                                     )
DOUGLAS O. BRIOSO,                         )
                         Debtor.           )       Chapter 7
                                           )       Case No. 97-11503-CJK
                                           )
__________________________________________)
                                           )
DOUGLAS O. BRIOSO, et al.,                 )
                         Plaintiffs,       )
                                           )       Adversary Proceeding
        v.                                 )       No. 97-1222-CJK
                                           )
SEARS, ROEBUCK AND CO. and                 )
WESTERN AUTO SUPPLY COMPANY,               )
                         Defendants.       )
                                           )
__________________________________________)
                                           )
In Re:                                     )
ANTONIA CALDAS,                            )
                                  Debtor.  )       Chapter 7
                                           )       Case No. 96-18925-CJK
__________________________________________)
                                           )
ANTONIA CALDAS,                            )
                         Plaintiff,        )
        v.                                 )       Adversary Proceeding
                                           )       No. 97-1229-CJK
SEARS, ROEBUCK AND CO.,                    )
                         Defendant.        )
                                           )
__________________________________________)

                                HEARING ORDER

        The parties to the above-captioned consolidated actions (the Action), having made application pursuant to Rule 7023 of the Federal
Rules of Bankruptcy Procedure, Rule 23 of the Federal Rules of Civil Procedure and Sec. 105 of the U.S. Bankruptcy Code, for an order approving the proposed settlement of the Action in accordance with a Stipulation and Agreement of Compromise and Settlement filed with the Court (the Settlement or the Stipulation), which sets forth the terms and conditions for the proposed settlement of the Action and for the dismissal of the Action with prejudice upon the terms and conditions set forth in the Stipulation; and the Court having read and considered the Stipulation and accompanying documents; and all parties having consented to the entry of this Order:
        NOW, THEREFORE, IT IS HEREBY ORDERED THAT:
        1. The Action shall, for the purposes of the Settlement only, be maintained and proceed as a class action with the named plaintiffs in the Action as class representatives and their counsel as class counsel, pursuant to Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedures, on behalf of the following class (the Settlement Class) as set forth in the Stipulation:
all individuals (a) who filed a petition for relief under the Bankruptcy Code; (b) who listed Sears, Roebuck and Co. ("Sears") as a creditor, against whom Sears filed a claim, or who owed a debt or alleged debt to Sears; (c) who, subsequent to the filing of the bankruptcy petition, executed an agreement with Sears purporting to reaffirm such debt or alleged debt or to redeem the applicable property, or which agreement is otherwise subject to the provisions of 11 U.S.C. 524(c) (collectively defined in the Stipulation as a reaffirmation agreement); and (d) such agreement either was not filed with the appropriate bankruptcy court in accordance with 11 U.S.C. 524(c)(3) prior to the order of discharge, or was filed with the bankruptcy court and was either (i) disapproved or rejected by the bankruptcy court (or not approved by such court when necessary to the enforceability of such agreement), or (ii) rescinded by the debtor.

(As set forth in the Stipulation, references to "Sears" in such definition includes Sears subsidiary, Western Auto Supply Company ("Western Auto")). The Court determines, for purposes of the Settlement only, that the requirements of Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedure are satisfied.
        2. A hearing (the "Settlement Hearing") shall be held before the Court on __________________, 1997, at __ _.m. at the Courthouse,
Federal Office Building, 10 Causeway Street, Boston, Massachusetts 02222:
(a) to determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and should be approved by the Court, and whether a judgment as provided in the Stipulation should be entered thereon; and (b) to consider such other matters as may properly come before the Court in connection with the Settlement Hearing. The Court may adjourn the Settlement Hearing, or any adjournment thereof, without further notice to members of the Settlement Class other than by announcement at the Hearing or any adjournment thereof.
        3. The Court approves, in form, the Notice of Pendency of Class Actions, Class Action Determination, Proposed Settlement of Class Actions, Settlement Hearings, Right to Request Exclusion and Right to Appear (the Notice), attached as Exhibit C to the Stipulation; the Summary Notice of Class Action Determination, Proposed Settlement of Class Actions and Settlement Hearing (the Summary Notice), attached as Exhibit D to the Stipulation; the Notice Insert to be inserted in Sears statements to customers, attached as Exhibit E to the Stipulation (the "Notice Insert"); the Notice Insert to be inserted in the statements to customers of Western Auto, attached as Exhibit F to the Stipulation (the "Western Auto Notice Insert"), and finds that the dissemination of the Notice, the Summary Notice, the Notice Insert and the Western Auto Notice Insert in substantially the manner and form set forth in paragraph 4 of this Order meets the requirements of Rule 23 of the Federal Rules of Civil Procedure and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto.
        4.       (a)     Beginning 40 days following entry of this Order
(or, if later, the similar order being moved for in the District Court Action, as defined in the Stipulation), Sears shall cause a copy of the Notice to be mailed by first class mail to all persons who are identified as members of the Settlement Class pursuant to the identification process provided for in the Stipulation and in accordance with the Stipulated Order entered on April 21, 1997 in United States of America v. Sears, Roebuck and Co., Civil No. 97-10839-JLT (D. Mass.). Sears shall continue to make such mailings as additional members of the Settlement Class are so identified, as soon as practicable following such additional identifications, up through 40 days prior to the date of the Settlement Hearing.
                 (b) The Summary Notice, substantially in the form annexed to the Stipulation as Exhibit C, shall be published by Sears within 20 days of the first mailing of the Notice as follows: (i) twice within a seven-day period in the national edition of USA Today; and (ii) twice within a seven-day period in the following newspapers in the 24 major metropolitan areas: Los Angeles Times, Washington Post, Chicago Tribune, Boston Globe, New York Daily News, Philadelphia Inquirer, Minneapolis Star Tribune, Newark Star Ledger, Houston Chronicle, San Francisco Chronicle/Examiner, Phoenix Republic/Gazette, Saint Louis Post Dispatch, Cleveland Plain Dealer, Miami Herald, Seattle Times/Post Intelligencer, Baltimore Sun, Milwaukee Journal/Sentinel, San Diego Union Tribune, Denver Post, Pittsburgh Post Gazette, Saint Petersburg Times, Atlanta Journal/Constitution, Nashville Tennessean/Banner, and Dallas Morning News.

                 (c) The Notice Insert and the Western Auto Notice Insert, substantially in the form annexed to the Stipulation as Exhibits E and F, respectively, shall be inserted by Sears in Sears and Western Auto statements being mailed to their respective credit customers for a full billing cycle commencing as soon as practicable within 20 days of the first mailing of the Notice.
                 (d) At or prior to the Settlement Hearing, Sears shall file proof, by affidavit, of such publications and mailings.
        5. Any member of the Settlement Class who has not requested exclusion from the Settlement Class may appear at the Settlement Hearing personally or by counsel, provided that an appearance is served and filed as hereinafter provided, and show cause, if any, why the Settlement of the Action should not be approved as fair, reasonable, and adequate, why judgment should not be entered dismissing with prejudice and releasing all claims of all plaintiffs and all members of the Settlement Class against Sears and the other Released Persons (as provided for in the Stipulation), or why the Court should not grant an allowance of reasonable fees and expenses to plaintiffs' counsel (to be payable, as may be awarded by the Court, by Sears and not in any respect to diminish the benefits to the Settlement Class of the Settlement) for their services herein and actual expenses incurred. However, unless the Court otherwise directs, no member of the Settlement Class, or any person (excluding a party), shall be heard or shall be entitled to contest the approval of the terms and conditions of the Settlement or (if approved) the judgment to be entered thereon, or the allowance of fees and expenses to plaintiffs' counsel, and no papers or briefs submitted by any member of the Settlement Class or any other person (excluding a party) shall be received and considered, except by order of the Court for good cause shown, unless, no later than twenty (20) days prior to the Settlement Hearing, the following documents are served and filed in the manner provided below: (a) a notice of intention to appear;
(b) a detailed statement of such person's specific objections to any matter before the Court; (c) proof of membership in the Settlement Class; and (d) the grounds for such objections and any reasons why such person desires to appear and to be heard, as well as all documents and writings which such person desires this Court to consider. Such documents shall be served upon the following counsel prior to filing such documents with the Court:
                 John Roddy
                 Frederic D. Grant, Jr.
                 GRANT & RODDY
                 44 School Street
                 Boston, MA  02108

                 Daniel A. Edelman
                 EDELMAN & COMBS
                 135 South LaSalle St.
                 Suite 2040
                 Chicago, IL  60603

                 Christopher M. Lefebvre
                 LAW OFFICES OF CLAUDE LEFEBVRE
                 Two Dexter Street
                 Pawtucket, RI  02860

                         On Behalf of All Plaintiffs

                 Mark N. Polebaum
                 Stephen H. Oleskey
                 Paul P. Daley
                 HALE AND DORR LLP
                 60 State Street
                 Boston, MA  02109

                 Theodore N. Mirvis
                 WACHTELL, LIPTON, ROSEN & KATZ
                 51 West 52nd Street
                 New York, NY  10019

                         On Behalf of Defendants
                         Sears, Roebuck and Co. and
                         Western Auto Supply Company

Any person who fails to object in the manner provided herein shall be deemed to have waived his or her objections and shall forever be barred from making any such objections in this Action or in any other action or proceeding.
        6. All members of the Settlement Class have the option of excluding themselves from the Settlement Class by mailing a timely and valid Request for Exclusion postmarked not later than twenty (20) days prior to the Settlement Hearing addressed to Sears Personal Bankruptcy Debtor Class Litigation, P.O. Box ____, Boston, Massachusetts, _____ (which P.O. Box shall be obtained by the parties). A Request for Exclusion must set forth the following information with respect to the person requesting exclusion: name; address; social security number or taxpayer identification number. All Requests for Exclusion must be signed by or on behalf of the person so requesting exclusion.
        7. If a Request for Exclusion does not include all of the foregoing information, it shall not be a valid Request for Exclusion and the person filing an invalid Request for Exclusion shall be a member of the Settlement Class. (In addition, members of the Settlement Class requesting exclusion may be asked to provide the year of the individual's bankruptcy filing; the bankruptcy court in which the filing was made; Sears Account Number; and the amount of indebtedness to Sears that the individual reaffirmed, although the failure to provide such information shall not affect the validity of the Request for Exclusion.) All persons who properly submit valid Requests for Exclusion from the Settlement Class shall not be members of the Settlement Class and shall have no rights with respect to the Settlement and no interest in the Settlement.

                         _________________________________


June __, 1997



Exhibit B-2

                        UNITED STATES DISTRICT COURT
                          DISTRICT OF MASSACHUSETTS


_____________________________________
                                           )
DAVID CONLEY, et. al.,                     )
                                           )
                 Plaintiffs,               )
                                           )
        v.                                 )       Civil No. 97-11149-PBS
                                           )
SEARS, ROEBUCK AND CO.,                    )
WESTERN AUTO SUPPLY COMPANY                )
and JOHN DUES 1-10,                        )
                                           )
                 Defendants.               )
                                           )
___________________________________________)


                                HEARING ORDER

        The parties to the above-captioned action (the "Action"), having made application pursuant to Rule 23 of the Federal Rules of Civil Procedure for an order approving the proposed settlement of the Action in accordance with a Stipulation and Agreement of Compromise and Settlement filed with the Court (the "Settlement" or the "Stipulation"), which, sets forth the terms and conditions for the proposed settlement of the Action and for the dismissal of the Action with prejudice upon the terms and conditions set forth in the Stipulation; and the Court having read and considered the Stipulation and accompanying documents; and all parties having consented to the entry of this Order:
        NOW, THEREFORE, IT IS HEREBY ORDERED THAT:
        1. The Action shall, for the purposes of the Settlement only, be maintained and proceed as a class action with the named plaintiffs in the Action as class representatives and their counsel as class counsel, pursuant to Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedures, on behalf of the following class (the "Settlement Class") as set forth in the Stipulation:
all individuals (a) who filed a petition for relief under the Bankruptcy Code; (b) who listed Sears, Roebuck and Co. ("Sears") as a creditor, against whom Sears filed a claim, or who owed a debt or alleged debt to Sears; (c) who, subsequent to the filing of the bankruptcy petition, executed an agreement with Sears purporting to reaffirm such debt or alleged debt or to redeem the applicable property, or which agreement is otherwise subject to the provisions of 11 U.S.C. 524(c) (collectively defined in the Stipulation as a reaffirmation agreement); and (d) such agreement either was not filed with the appropriate bankruptcy court in accordance with 11 U.S.C. 524(c)(3) prior to the order of discharge, or was filed with the bankruptcy court and was either (i) disapproved or rejected by the bankruptcy court (or not approved by such court when necessary to the enforceability of such agreement), or (ii) rescinded by the debtor.

(As set forth in the Stipulation, references to "Sears" in such definition includes Sears subsidiary, Western Auto Supply Company ("Western Auto")). The Court determines, for purposes of the Settlement only, that the requirements of Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedure are satisfied.
        2.       A hearing (the "Settlement Hearing") shall be held before
the Court on             , 1997, at ________ __.m. at the John W. McCormack
P.O. and Courthouse, Boston, Massachusetts 02109: (a) to determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and should be approved by the Court, and whether a judgment as provided in the Stipulation should be entered thereon; and (b) to consider such other matters as may properly come before the Court in connection with the Settlement Hearing. The Court may adjourn the Settlement Hearing, or any adjournment thereof, without further notice to members of the Settlement Class other than by announcement at the Hearing or any adjournment thereof.
        3. The Court approves, in form, the Notice of Pendency of Class Actions, Class Action Determination, Proposed Settlement of Class Actions, Settlement Hearings, Right to Request Exclusion and Right to Appear (the "Notice"), attached as Exhibit C to the Stipulation; the Summary Notice of Class Action Determination, Proposed Settlement of Class Actions and Settlement Hearing (the "Summary Notice"), attached as Exhibit D to the Stipulation; the Notice Insert to be inserted in Sears statements, attached as Exhibit E to the Stipulation (the "Notice Insert"); and the Notice Insert to be inserted in Western Auto statements, attached as Exhibit F to the Stipulation (the "Western Auto Notice Insert"), and finds that the dissemination of the Notice, the Summary Notice, the Notice Insert and the Western Auto Notice Insert in substantially the manner and form set forth in paragraph 4 of this Order meets the requirements of Rule 23 of the Federal Rules of Civil Procedure and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto.
        4.       (a)     Beginning 40 days following entry of this Order
(or, if later, the similar order being moved for in the Bankruptcy Court Action, as defined in the Stipulation), Sears shall cause a copy of the Notice, substantially in the form annexed to the Stipulation as Exhibit C, to be mailed by first class mail to all persons who are identified as members of the Settlement Class Pursuant to the identification process provided for in the Stipulation and in accordance with the Stipulated Order entered on April 21, 1997 in United States of America v. Sears, Roebuck and Co., Civil No. 97-10839-JLT (D. Mass.). Sears shall continue to make such mailings as additional members of the Settlement Class are so identified, as soon as practicable following such additional identifications, up through 40 days prior to the date of the Settlement Hearing.
                 (b) The Summary Notice, substantially in the form annexed to the Stipulation as Exhibit D, shall be published by Sears within 20 days of the first mailing of the Notice as follows: (1) twice within a seven-day period in the national editions of USA Today; and (ii) twice within a seven-day period in the following newspapers in 24 major metropolitan areas: Los Angeles Times, Washington Post, Chicago Tribune, Boston Globe, New York Daily News, Philadelphia Inquirer, Minneapolis Star Tribune, Newark Star Ledger, Houston Chronicle, San Francisco Chronicle/Examiner, Phoenix Republic/Gazette, Saint Louis Post Dispatch, Cleveland Plain Dealer, Miami Herald, Seattle Times/Post Intelligencer, Baltimore Sun, Milwaukee Journal/Sentinel, San Diego Union Tribune, Denver Post, Pittsburgh Post Gazette, Saint Petersburg Times, Atlanta Journal/Constitution, Nashville Tennessean/Banner, and Dallas Morning News.

                 (c) The Notice Insert and the Western Auto Notice Insert, substantially in the form annexed to the Stipulation as Exhibits E and F, respectively, shall be inserted by Sears in Sears and Western Auto statements being mailed to their respective credit customers for a full billing cycle commencing as soon as practicable within 20 days of the first mailing of the Notice.
                 (d) At or prior to the Settlement Hearing, Sears shall file proof, by affidavit, of such publications and mailings.
        5. Any member of the Settlement Class who has not requested exclusion from the Settlement Class may appear at the Settlement Hearing personally or by counsel, provided that an appearance is served and filed as hereinafter provided, and show cause, if any, why the Settlement of the Action should not be approved as fair, reasonable, and adequate, why judgment should not be entered dismissing with prejudice and releasing all claims of all plaintiffs and all members of the Settlement Class against Sears and the other Released Persons (as provided for in the Stipulation), or why the Court should not grant an allowance of reasonable fees and expenses to plaintiffs' counsel (to be payable, as may be awarded by the Court, by Sears and not in any respect to diminish the benefits to the Settlement Class of the Settlement) for their services herein and actual expenses incurred. However, unless the Court otherwise directs, no member of the Settlement Class, or any person (excluding a party), shall be heard or shall be entitled to contest the approval of the terms and conditions of the Settlement or (if approved) the judgment to be entered thereon, or the allowance of fees and expenses to plaintiffs' counsel, and no papers or briefs submitted by any member of the Settlement Class or any other person (excluding a party) shall be received and considered, except by order of the Court for good cause shown, unless, no later than twenty (20) days prior to the Settlement Hearing, the following documents are served and filed in the manner provided below: (a) a notice of intention to appear;
(b) a detailed Statement of such person's specific objections to any matter before the Court; (c) proof of membership in the Settlement Class; and (d) the grounds for such objections and any reasons why such person desires to appear and to be heard, as well as all documents and writings which such person desires this Court to consider. Such documents shall be served upon the following counsel prior to filing such documents with the Court:
                 John Roddy
                 Frederic D. Grant, Jr.
                 GRANT & RODDY
                 44 School Street
                 Boston, MA  02108

                 Daniel A. Edelman
                 EDELMAN & COMBS
                 135 South LaSalle St.
                 Suite 2040
                 Chicago, IL  60603

                 Christopher M. Lefebvre
                 LAW OFFICES OF CLAUDE LEFEBVRE
                 Two Dexter Street
                 Pawtucket, RI  02860

                         On Behalf of All Plaintiffs

                 Mark N. Polebaum
                 Stephen H. Oleskey
                 Paul P. Daley
                 HALE AND DORR LLP
                 60 State Street
                 Boston, MA  02109

                 Theodore N. Mirvis
                 WACHTELL, LIPTON, ROSEN & KATZ
                 51 West 52nd Street
                 New York, NY  10019

                         On Behalf of Defendants
                         Sears, Roebuck and Co. and
                         Western Auto Supply Company

Any person who fails to object in the manner provided herein shall be deemed to have waived his or her objections and shall forever be barred from making any such objections in this Action or in any other action or proceeding.
        6. All members of the Settlement Class have the option of excluding themselves from the Settlement Class by mailing a timely and valid Request for Exclusion postmarked not later than twenty (20) days prior to the Settlement Hearing addressed to Sears Personal Bankruptcy Debtor Class Litigation, P.O. Box ______, Boston, Massachusetts, ______, (which P.O. Box shall be obtained by the parties). A Request for Exclusion must set forth the following information with respect to the person requesting exclusion: name; address; social security number or taxpayer identification number. All Requests for Exclusion must be signed by or on behalf of the person so requesting exclusion.
        7. If a Request for Exclusion does not include all of the foregoing information, it shall not be a valid Request for Exclusion and the person filing an invalid Request for Exclusion shall be a member of the Settlement Class. (In addition, members of the Settlement Class requesting exclusion may be asked to provide the year of the individual's bankruptcy filing; the bankruptcy court in which the filing was made; Sears Account Number; and the amount of indebtedness to Sears that the individual reaffirmed, although the failure to provide such information shall not affect the validity of the Request for Exclusion.) All persons who properly submit valid Requests for Exclusion from the Settlement Class shall not be members of the Settlement Class and shall have no rights with respect to the Settlement and no interest in the Settlement.
        8. Pending decision by the Court on whether to approve the Settlement, each member of the Settlement Class is barred and enjoined from instituting or prosecuting any action in state or other federal court against Sears or Western Auto (or any of their present or former officers, directors, shareholders, employees, accountants, attorneys, representatives, subsidiaries, affiliated companies, divisions, successors, heirs, agents, and assigns) which assert claims that are Settled Claims that would be released and discharged upon approval of the Settlement.


                         ____________________________________

June __, 1997



Exhibit C


                       UNITED STATES BANKRUPTCY COURT
                          DISTRICT OF MASSACHUSETTS
                              EASTERN DIVISION

__________________________________
                                  )
In Re:                            )
DOUGLAS O. BRIOSO,                )        Chapter 7
                 Debtor.          )        Case No. 97-11503-CJK
__________________________________)
                                  )
DOUGLAS O. BRIOSO, et al.,        )
                 Plaintiffs,      )
                                  )        Adversary Proceeding
v.                                )        No. 97-1222-CJK
                                  )
SEARS, ROEBUCK AND CO. and        )
WESTERN AUTO SUPPLY               )
COMPANY,                          )
                 Defendants.      )
__________________________________)
                                  )
In Re:                            )
ANTONIA CALDAS,                   )        Chapter 7
                 Debtor.          )        Case No. 96-18925-CJK
__________________________________)
                                  )
ANTONIA CALDAS,                   )
                 Plaintiff,       )
                                  )
v.                                )        Adversary Proceeding
                                  )        No. 97-1229-CJK
SEARS, ROEBUCK AND CO.,           )
                 Defendant.       )
__________________________________)


                        UNITED STATES DISTRICT COURT
                          DISTRICT OF MASSACHUSETTS

__________________________________________
                                           )
DAVID CONLEY, et al.,                      )
                                           )
                 Plaintiffs,               )
                                           )       Civil No. 97-11149-PBS
v.                                         )
                                           )
SEARS, ROEBUCK AND CO.,                    )
WESTERN AUTO SUPPLY COMPANY                )
and JOHN DOES 1-10,                        )
                                           )
                 Defendants.               )
__________________________________________)



                 NOTICE OF PENDENCY OF CLASS ACTIONS, CLASS
                ACTION DETERMINATION, PROPOSED SETTLEMENT OF
            CLASS ACTIONS, SETTLEMENT HEARINGS, RIGHT TO REQUEST
                       EXCLUSION, AND RIGHT TO APPEAR


TO: ALL INDIVIDUALS WHO PREVIOUSLY FILED FOR PERSONAL BANKRUPTCY AND ENTERED INTO REAFFIRMATION AGREEMENTS WITH SEARS, ROEBUCK AND CO. OR ITS SUBSIDIARY, WESTERN AUTO SUPPLY COMPANY.


        This Notice is given pursuant to Rule 23 of the Federal Rules of Civil Procedure and Orders (the "Hearing Orders") entered by the United States Bankruptcy Court for the District of Massachusetts, Eastern Division, and the United States District Court for the District of Massachusetts (the "Courts"). The purpose of this Notice is to inform you of these pending lawsuits (the "Actions"), to advise you of a proposed settlement of the Actions (the "Settlement"), and of your rights, if you are a member of the class covered by the proposed Settlement (defined below as the "Settlement Class"), among other things, to receive monetary benefits in the Settlement if it is approved by the Courts, to exclude yourself from the proposed Settlement, or to object to the proposed Settlement; and to give you notice of Court hearings to be held on _________, 1997, at __.m., in the U.S. Bankruptcy Court, Federal Office Building, 10 Causeway Street, Boston, Massachusetts 02222, and on ___________, 1997, at __.m. in the U.S. District Court, J. W. McCormack P.O. and Courthouse, Boston, Massachusetts 02109, to determine whether the proposed Settlement, on a national class-wide basis, should be approved by the Courts as fair, reasonable and adequate and to consider such other matters as may properly come before the Courts in connection with the hearings.

                          NO OPINIONS EXPRESSED BY
                         THE COURTS AS TO THE MERITS

        This Notice is not an expression by any court as to the merits of the claims or defenses of the parties in the Actions. This Notice was prepared by the parties to the Actions, who are joining in urging the Courts to approve the proposed Settlement, and is being disseminated pursuant to the Hearing Orders entered by the Courts.

                       DEFINITION OF SETTLEMENT CLASS

        The proposed Settlement is on behalf of the following class of persons: all individuals (a) who filed a petition for relief under the U.S. Bankruptcy Code; (b) who listed Sears, Roebuck and Co. ("Sears") or its subsidiary, Western Auto Supply Company ("Western Auto") as a creditor, against whom Sears (or Western Auto) filed a claim, or who owed a debt or alleged debt to Sears (or Western Auto); (c) who, subsequent to the filing of the bankruptcy petition, executed an agreement with Sears (or Western
Auto) purporting to reaffirm such debt or alleged debt or to redeem the applicable property, or which agreement is otherwise subject to the provisions of 11 U.S.C. 524(c) (collectively referred to herein as "reaffirmation agreements"); and (d) such agreement either was not filed with the appropriate bankruptcy court in accordance with 11 U.S.C. 524(c)(3) prior to the order of discharge, or was filed with the bankruptcy court and was either (i) disapproved or rejected by the bankruptcy court or not approved by such court when necessary to the enforceability of such agreement, or (ii) rescinded by the debtor.
        This group of individuals is referred to as the "Settlement
Class." The Settlement Class is thus defined on a nationwide basis, not limited to individuals whose petitions under the Bankruptcy Code were filed in any particular jurisdiction or region. A reaffirmation agreement is an agreement by which an individual who has filed for personal bankruptcy under the U.S. Bankruptcy Code agrees nonetheless to repay, in whole or in part, indebtedness to a creditor (such as Sears) that the individual debtor incurred before his or her bankruptcy. Reaffirmation agreements referred to herein include all agreements, whether written or oral; whether entered into during the pendency of the debtor's bankruptcy proceeding or following the issuance of the debtor's discharge by the bankruptcy court; and whether such agreements did or did not provide for the continued extension of credit to the debtor by Sears.
        As part of the settlement process, the parties to the Actions have stipulated that the Actions shall proceed on behalf of the Settlement Class for settlement purposes only, and the Courts' Hearing Orders so provide.
        IF YOU PREVIOUSLY FILED FOR PERSONAL BANKRUPTCY AND ENTERED INTO A REAFFIRMATION AGREEMENT WITH SEARS OR WESTERN AUTO, YOU MAY BE WITHIN THE SETTLEMENT CLASS COVERED BY THE PROPOSED SETTLEMENT WHICH WILL AFFECT YOUR RIGHTS, AND THIS NOTICE ACCORDINGLY APPLIES TO YOU.

        YOU SHOULD READ THIS NOTICE CAREFULLY. IF YOU HAVE ANY QUESTIONS AS TO WHETHER YOU ARE A MEMBER OF THE SETTLEMENT CLASS, OR REGARDING THE PROPOSED SETTLEMENT OR THIS NOTICE, YOU MAY CALL THE SETTLEMENT ADMINISTRATOR AT 1-800-___-____ (TOLL- FREE). THE SETTLEMENT ADMINISTRATOR CAN ALSO ADVISE YOU WHETHER OR NOT YOU NEED TO SUBMIT A SEPARATE "PROOF OF CLAIM" IN ORDER TO PARTICIPATE IN THE BENEFIT OF THE SETTLEMENT (AS FURTHER EXPLAINED BELOW, THAT STEP WILL BE NECESSARY FOR ALL SETTLEMENT CLASS MEMBERS WHO FILED FOR BANKRUPTCY BEFORE JANUARY 1, 1992 AND FOR SOME SETTLEMENT CLASS MEMBERS WHO FILED FOR BANKRUPTCY AFTER JANUARY 1, 1992). PLEASE DO NOT CONTACT THE COURTS FOR INFORMATION.
                 IMPORTANT NOTE: IF YOU RECEIVED THIS COPY OF THE NOTICE IN THE MAIL WITHOUT YOUR REQUESTING IT, THEN YOU HAVE BEEN IDENTIFIED BY SEARS AS A MEMBER OF THE SETTLEMENT CLASS AND YOU DO NOT NEED TO DO ANYTHING TO PARTICIPATE IN THE BENEFITS OF THE SETTLEMENT.
        IF YOUR BANKRUPTCY FILING WAS BEFORE JANUARY 1, 1992 (OR IF YOU
DID NOT RECEIVE THIS NOTICE WITHOUT REQUESTING IT), YOU WILL NEED TO SUBMIT A "PROOF OF CLAIM" IN ORDER TO PARTICIPATE IN THE BENEFITS OF THE SETTLEMENT. THE "PROOF OF CLAIM" FORM MAY BE INCLUDED WITH THIS NOTICE; IF IT IS NOT, YOU MAY OBTAIN A COPY OF THE FORM BY CONTACTING THE SETTLEMENT ADMINISTRATOR AT 1-800-___-____.
        IF YOU ARE IN DOUBT AS TO WHETHER YOU NEED TO FILE A PROOF OF
CLAIM FORM, PLEASE CONTACT THE SETTLEMENT ADMINISTRATOR.

                  BACKGROUND AND DESCRIPTION OF THE ACTION

        The following is a summary description of the facts and procedural history of the Actions and the Settlement. It is followed by a description of the terms and conditions of the Settlement, including the reasons of the parties for the Settlement; additional information concerning the Court hearings and your right to request exclusion from the Settlement Class or to appear (including to object to the Settlement); and information on how you can obtain additional information and related documents should you so desire.
        The Settlement has been reached between the parties in the two
Actions: the above-captioned consolidated adversary proceedings now pending in the U.S. Bankruptcy Court (the "Bankruptcy Court Action"), and the above-captioned civil action now pending in the U.S. District Court (the "District Court Action").
        The Bankruptcy Court Action was commenced on March 31, 1997, with the filing of the Brioso adversary proceeding on behalf of a nationwide class of bankruptcy debtors who had entered into reaffirmation agreements with Sears that were not filed with the appropriate bankruptcy court as required by the U.S. Bankruptcy Code. The Caldas adversary proceeding was subsequently consolidated with Brioso. The complaints in the Bankruptcy Court Action, including as subsequently amended, alleged that Sears, pursuant to a regular policy and practice, obtained reaffirmation (or similar) agreements from individual debtors, by which the debtors agreed to repay all or part of their pre-petition indebtedness to Sears, and did not file such agreements with the bankruptcy court in which the debtors' Chapter 7 proceeding was pending, as required by the Bankruptcy Code. (The Bankruptcy Court Action also named Western Auto, a subsidiary of Sears, as a defendant based on substantially the same allegations.) The complaints further alleged that pursuant to Sears written policies and procedures, Sears deceived bankruptcy debtors by claiming or implying that such agreement would be filed with bankruptcy courts, that the agreements had legal effect as enforceable agreements, and that monies were due which were not in fact owed, and by threatening actions that Sears either did not intend to take or was not legally permitted to take.
        The Bankruptcy Court Action further alleged that Sears policy and practice in soliciting bankruptcy debtors to execute reaffirmation, redemption or other agreements subject to the Bankruptcy Code without complying with the provisions of the Code, in collecting monies pursuant to such agreements, and by otherwise enforcing or attempting to enforce such agreements, abused the process of the bankruptcy courts by violating Bankruptcy Code provisions governing post-petition reaffirmation of debt, 11 U.S.C. 524, the automatic stay provision of the Bankruptcy Code, 11 U.S.C. 362, and the discharge injunction granted under 11 U.S.C. 524; constituted unfair and deceptive acts and practices in violation of the Massachusetts Consumer Protection Act (Mass. G.L. ch. 93A); and violated the state unfair and deceptive practices law of each state in which Sears has engaged in such practice. For relief, the complaints prayed, among other things, for judgment declaring Sears conduct unlawful, ordering Sears to refund to debtors all payments made under such agreements, and assessing exemplary or punitive damages against Sears for its alleged willful violations of the Bankruptcy Code, as well as double or treble damages.
        The District Court Action was commenced on May 20, 1997. In addition to the claims alleged in the Bankruptcy Court Action, the District Court Action alleged, on behalf of a nationwide class of debtors, that Sears conduct constituted a violation of the federal Racketeer Influenced and Corrupt Organizations Act, 18 U.S.C. 1961 et seq. ("RICO"), and of the federal Truth in Lending Act, 15 U.S.C. 1601 et seq. For relief, the District Court Action prayed, among other things, for judgment declaring Sears conduct unlawful, ordering Sears to refund to debtors all payments made under the allegedly illegal and unenforceable reaffirmation agreements, and assessing exemplary or punitive damages as well as double or treble damages against Sears.

                  SETTLEMENT DISCUSSIONS; COURT ORDERS AND
                   OTHER MATTERS PRECEDING THE SETTLEMENT;
                 AND THE PARTIES' REASONS FOR THE SETTLEMENT

        The issues raised by the Bankruptcy Court Action and the District Court Action first came to the attention of the senior management of Sears on March 28, 1997. Sears represents that prior to March 28, 1997, no member of Sears senior management or of its board of directors knew that Sears had failed to file reaffirmation agreements with the appropriate bankruptcy courts in violation of the Bankruptcy Code or that Sears had sought to collect upon agreements that had not been so filed or upon reaffirmation agreements that had been filed but were subsequently disapproved or rejected by the bankruptcy courts or rescinded by the debtor. On that date, Sears senior management directed that all reaffirmation agreements henceforth be filed with the appropriate bankruptcy court and that an immediate audit be commenced in an effort to ascertain the scope and nature of the manner in which reaffirmation agreements had been handled by Sears, including the failure to file with the appropriate bankruptcy court.
        On April 9, 1997, Sears publicly acknowledged that the company had exercised flawed legal judgment and execution in failing to file all reaffirmation agreements with the appropriate bankruptcy court. In that announcement, Sears also indicated that it would compensate bankruptcy debtors nationwide whose debt reaffirmations were not filed as required by the Bankruptcy Code during the period 1992 to date.
        Sears thereafter expressed its desire to effect a global resolution of the reaffirmation agreement matter and discussions were commenced with counsel for plaintiffs. Sears discussions have also included the Attorneys General of the United States; the United States Attorney for the District of Massachusetts; the Office of the United States Trustee for the District of Massachusetts; and the Boston Regional Office and the Consumer Protection Bureau of the United States Federal Trade Commission.
        On April 14, 1997, the Bankruptcy Court entered an Order in a related proceeding initiated by the Bankruptcy Court's own Order to Show Cause Why Compensatory And Punitive Damages Should Not Be Imposed On Sears, Roebuck and Co. for Wilful Violation Of The Discharge Order and Of 11 U.S.C. 302(a) (filed on April 9, 1997 in In re Travis Amalfitano and others, Case No. 95-15260-CJK). The Bankruptcy Court's April 14, 1997 order, which was issued following a hearing in that Court held on April 11, 1997, ordered on the consent of Sears: (1) that Sears retain the services of Professor Lawrence P. King, the Charles Seligson Professor of Law at New York University School of Law and of counsel to the law firm of Wachtell, Lipton, Rosen & Katz (one of the firms representing Sears in the Actions), to perform a legal review of Sears policies and procedures with regard to reaffirmation agreements and that Sears adopt Professor King's recommendations to assure future compliance with the requirements of 524 of the U.S. Bankruptcy Code; and (2) that no later than April 16, 1997 at 5:00 p.m., Sears cease sending billing statements and assessing interest charges to the approximately 2,700 debtors identified in that proceeding as having had reaffirmation agreements with Sears that were not filed with the bankruptcy court.
        By Order dated April 16, 1997, the Bankruptcy Court, on Sears consent and noting that the plaintiffs and Sears had expressed a genuine interest in achieving an equitable, appropriate, national resolution of the issues raised in the Bankruptcy Court Action, conditionally certified a nationwide class for settlement purposes only. The Order appointed the plaintiffs in the Bankruptcy Court Action as class representatives and plaintiffs' counsel (Grant & Roddy, Edelman & Combs, and The Law Office of Claude LeFebvre) as class counsel.
        Class counsel have sought and obtained substantial formal and informal discovery from Sears. That discovery has included production of documents, depositions of Sears employees, and interviews of Sears employees. In addition, class counsel have conducted their own investigation into Sears practices and procedures by contacting members of the class and various debtors' counsel in other jurisdictions, and have engaged in extensive discussions with counsel for Sears with regard to Sears prior practices and procedures, its current practices and procedures, and other issues relevant to the Actions.
        Class counsel, furthermore, have consulted and shared information and analyses regarding the Actions and this proposed Settlement with the Office of the United States Trustee of the District of Massachusetts, the United States Attorney's Office for the District of Massachusetts, and the Office of the Massachusetts Attorney General, and representatives of such governmental authorities participated in settlement discussions with Sears that facilitated the agreement to the Settlement.

                        SUPPORT OF THE SETTLEMENT BY
                         INVOLVED FEDERAL AND STATE
                  GOVERNMENTAL AUTHORITIES, AND THE PARTIES

        The Attorneys General of the United States support the Settlement and believe that it provides a fair, reasonable and adequate resolution of the claims of the nationwide class of debtors being settled. In addition, the Federal Trade Commission has approved, subject to a statutory notice and comment period, and Sears has consented to an Agreement Containing Consent Order which provides, among other things, that the FTC will not institute action under Section 19 of the Federal Trade Commission Act if consumers receive full redress; such requirement is satisfied under the terms of the Settlement, so long as the amount paid in restitution is at least $100 million (this amount could be adjusted upward or downward by not more than 25 percent based on Sears ongoing nationwide review to identify eligible debtors). [To be updated at the time of mailing.]
        Based on their review and analysis of the relevant facts and legal principles, class counsel believe that the terms and conditions of the Settlement are fair, reasonable and adequate, and beneficial to and in the best interests of plaintiffs and the Settlement Class. Class counsel have determined to execute this Stipulation and urge approval by the Bankruptcy Court and the District Court of the Settlement after considering the substantial damages that the Settlement Class will receive pursuant to the Settlement; the fact that the Settlement provides for members of the Settlement Class to receive such payments in the most expeditious and efficient manner practicable, and thus much sooner than would be possible were the claims asserted to be litigated through trial and appeal even if such claims were to be found to be meritorious in all respects; the fact that the Settlement provides for significant monetary benefits to the Settlement Class beyond the restitution damages paid with respect to unfiled (and otherwise unenforceable) reaffirmation agreements, including the amounts to be distributed out of a $25 million fund being created by Sears, the elimination of finance charges on post-petition purchases, Sears agreement not to act upon its security interest in goods sold to members of the Settlement Class prior to their bankruptcy filing, the payment of interest by Sears, and Sears commitment to continue to extend credit to members of the Settlement Class notwithstanding that no such credit would have been extended but for the existence of the reaffirmation agreements; the provision of the Settlement that obliges Sears, at its sole expense, to identify members of the Settlement Class from January 1, 1992 to date and to provide the benefits of the Settlement to such persons without their having to take any affirmative steps (including provisions that require Sears to bear the onus of incomplete and unavailable information by treating reaffirmation agreements for which there is no direct evidence of their having been filed with the bankruptcy court as having not been filed); the fact that the Settlement provides for payments to members of the Settlement Class who executed reaffirmation agreements before January 1, 1992 notwithstanding that such claims could be held barred by applicable statutes of limitations and/or the doctrine of laches; the defenses available to Sears for claims under state law that seek to go beyond the unenforceability of unfiled reaffirmation agreements under the U.S. Bankruptcy Code, including the possibility that any state law claims would be deemed to be preempted by the Bankruptcy Code; the defenses available to Sears for claims under the Bankruptcy Code, including whether persons whose reaffirmation agreements were not filed could obtain recoveries for violation of the discharge injunction; the defenses available to Sears for claims under RICO, including defenses based on the 18 U.S.C. 1962(c) requirement of establishing a RICO "enterprise" distinct from the defendant, Sears; the defenses available to Sears with respect to the availability and amount of any punitive relief; Sears consent to the certification of a nationwide class of debtors; the provisions of the Settlement regarding Sears future practices and policies with regard to reaffirmation agreements and the ability to enforce such commitments by the Bankruptcy Court and the District Court that the Settlement provides; and the fact that the Settlement allows members of the Settlement Class to exclude themselves from the Settlement Class should they so desire and thereby not be precluded by the Settlement from individually seeking to pursue the claims alleged in the Actions or any other claims relating to the conduct of Sears at issue in the Actions.
        Sears has agreed to the Settlement consistent with its acknowledgment that the company previously had exercised flawed legal judgment and execution in failing to file reaffirmation agreements. Sears considers it desirable that the Actions be settled on a global nationwide basis in order to achieve what it believes is a fair, responsible, and final resolution of the claims being settled.

                        THE STIPULATION AND AGREEMENT
                        OF COMPROMISE AND SETTLEMENT

        In light of the foregoing, the parties entered into a Stipulation and Agreement of Compromise and Settlement (the "Stipulation of Settlement") on June 5, 1997, which they have filed with the Bankruptcy Court and the District Court. The Stipulation of Settlement details the terms and conditions of the Settlement, which are summarized below. The parties are urging the Courts to approve the Settlement.

                               THE SETTLEMENT

        The following is a summary of the terms and conditions of the proposed Settlement, which are set forth in detail in the Stipulation of Settlement.
        Filing of all reaffirmation agreements. The Stipulation of Settlement provides that Sears and its agents, servants, employees, attorneys and all persons acting in concert and participation with them, shall henceforth file all reaffirmation agreements it obtains from debtors pursuant to 524(c) and (d) of the U.S. Bankruptcy Code (11 U.S.C.) with the appropriate U.S. bankruptcy court on or before the date that the debtor's order of discharge is entered.
        Identification of members of the Settlement Class from January 1, 1992 to date. The Stipulation of Settlement provides that Sears shall complete its ongoing national review to identify those persons who, from January 1, 1992 to April 1, 1997 (the date upon which Sears senior management directed that henceforth all reaffirmation agreements be filed as required by the Bankruptcy Code), filed Chapter 7 petitions in bankruptcy and from whom Sears obtained a reaffirmation agreement that was not filed with the appropriate bankruptcy court (or that was filed but later rescinded by the debtor or disapproved or rejected by the Bankruptcy Court, or not approved by the court where approval was required for the enforceability of the agreement) ("Identified Class Members"). The identification process is anticipated to be completed, subject to Sears best efforts, by August 15, 1997. Sears is providing class counsel a status report on the identification process every two weeks, in conjunction with its reports to the U.S. Attorney's Office in accordance with the Stipulated Order in the United States Action.
        Moratorium on billing. Within two business days after identification of a debtor as an Identified Class Member, Sears has implemented and will continue to implement steps to cease all collection activities on that individual's Sears account. As to such accounts, Sears will suspend all billing, including for both reaffirmed indebtedness and post-petition purchases, and suspend the accrual of any finance charges.
In addition, any available "open to buy" credit for such accounts will be maintained as available. Following the calculation of the new balance of an individual pursuant to the Settlement, Sears may recommence the billing and collection of that account. No finance or other charges will be made on account of the moratorium on billing.
        Payments to Identified Class Members. Pursuant to the Settlement, Sears will remit to Identified Class Members, as damages, all amounts paid by them to Sears with respect to reaffirmed debt, with interest.
        The Stipulation of Settlement contains detailed provisions regarding the calculation of the amounts to be remitted by Sears. In general, the amount payable for the account of each Identified Class Member will be calculated as follows: The amount of reaffirmed indebtedness will be treated as a nullity and reset to $0. All post-petition payments will be deemed to have first been made on account of reaffirmed indebtedness (including all finance charges, late fee charges, returned check charges or other similar charges with respect thereto), and, to that extent, will be payable back to such member, with interest as provided below, and the balance of the account will be reset to reflect only the remaining balance on post-petition purchases. If such person made no post-petition purchases, the balance of his or her account shall be reset to $0. If the person made post-petition purchases, all finance charges attributable to such purchases shall be eliminated and the new balance of such person's account shall equal the amount of such post-petition purchases.
        If a person made post-petition payments in excess of the amount of reaffirmed debt plus finance charges on account of such reaffirmed debt, the amount payable to such person will equal the sum of reaffirmed debt and finance charges on account of reaffirmed debt, and such excess will reduce such person's new account balance calculated in accordance with the previous paragraph. In no case will the amount of such person's new account balance due exceed the balance of the account prior to giving effect to the Settlement. The calculation has the effect of returning (with interest) finance charges previously assessed on reaffirmed indebtedness, and of removing finance charges previously assessed on post-petition purchases.
        The Settlement provides that the interest payable to the Identified Class Members will be calculated as follows: All post-petition payments will be recognized as if received by Sears on the first day of the billing cycle during which the payments were actually received. If an individual payment was received on account of reaffirmed indebtedness and is therefore payable to such Member, monthly interest at the annual rate of 10% will be added to the amount of such individual payment to calculate the total amount payable. Interest will be calculated through the end of the most recently completed billing cycle prior to the date on which payment to the member of the Settlement Class is mailed.
        Any amounts payable to an Identified Class Member shall be paid by a Sears check mailed by first class mail to such person's last known address. The damages to Identified Class Members will be provided as soon as practicable following the Settlement becoming final (or, at Sears option, upon approval of the Settlement by the District Court).
        In addition to the compensation described above, Sears will pay each of the named plaintiffs $2,500 for serving in the capacity of a representative of the plaintiff class, subject to approval of the Courts.
        Payments to members of the Settlement Class other than Identified Class Members. Pursuant to the Settlement, members of the Settlement Class other than Identified Class Members, including individuals who executed reaffirmation agreements with Sears prior to January 1, 1992 that were not filed with the Bankruptcy Court (or if filed, were thereafter disapproved, rejected or rescinded, or not approved where approval was required for enforceability), will be eligible for compensation damages on the same basis as Identified Class Members, in accordance with detailed provisions contained in the Stipulation of Settlement. The following is a summary of those provisions.
        Because Sears is unable as a practical matter to identify such persons from either its own records or records available from other sources, and does not have complete purchase and payment data for the pre-1992 period, members of the Settlement Class other than Identified Class Members may seek such compensation damages by submitting a "Proof of Claim" form. (NOTE: PLEASE REFER TO THE NOTE ON PAGE __ OF THIS NOTICE FOR INFORMATION ON WHETHER YOU NEED TO SUBMIT A "PROOF OF CLAIM" FORM IN ORDER TO PARTICIPATE IN THE BENEFITS OF THE SETTLEMENT.)
        If the person filing a Proof of Claim is able to supply acceptable documentary information in the form of account statements (or other documentary evidence acceptable to the Settlement Administrator as) reflecting the record of his or her post-petition purchases from and cash payments to Sears, such person's Claim will be calculated on the same basis as the compensation payable to Identified Class Members as described above. If such person does not supply such documentation, Sears shall use its reasonable best efforts to ascertain the record of such person's post-petition purchases from and cash payments to Sears; and if such information is obtained, such person's Claim will likewise be calculated on the same basis as Identified Class Members.
        If the Settlement Class member does not supply the information and Sears is not able using its reasonable best efforts to produce the information necessary to calculate the person's Claim on the same basis as Identified Class Members, the total amount payable to such person will be calculated to be the same percentage of that person's reaffirmed indebtedness (which must be established by documentary evidence) as the average percentage of reaffirmed indebtedness that Sears provides as compensation damages to Identified Class Members as described above. If the Settlement Class member cannot prove the amount of reaffirmed indebtedness in accordance with the guidelines to be submitted by the parties to the Courts, the total amount payable to such member nevertheless will be the same percentage of that member's pre-petition indebtedness to Sears that was discharged by a bankruptcy court (which, together with some post-petition payment activity, must be established by documentary evidence as provided in the guidelines) as the average percentage of pre-petition indebtedness that Sears provides as compensation damages to Identified Class Members.
        $25 million additional fund provided to Settlement Class Members. In addition to the amount payable to Settlement Class members as described above, Sears will provide a fund of $25 million to be distributed to the members of the Settlement Class otherwise entitled to receive payments under the Settlement, as follows: Each such member will receive the same share of the $25 million fund as such member's pro rata share of the total amount otherwise payable by Sears to all Settlement Class members under the Settlement (such amounts shall not include interest calculated as described above).
        Cy pres fund for consumer education. In the event that the total amounts payable by Sears as compensation to members of the Settlement Class who executed reaffirmation agreements with Sears after January 1, 1992 ultimately aggregate less than $100 million (separate and apart from the $25 million payable as described in the previous paragraph), that difference will not be retained by Sears but rather will be paid by Sears into a cy pres fund to be devoted to consumer credit education (including personal bankruptcy education, consumer finance and debt collection issues and debtor counsel education).
        Process of calculation of compensation. Sears calculation of the compensation to members of the Settlement Class will be overseen by the accounting firm of Deloitte & Touche LLP. Deloitte & Touche LLP will be retained for this purpose by Sears at Sears sole expense, and will periodically report to class counsel as requested on the calculation process. In addition, the parties have also retained [name of firm] to act as Settlement Administrator, at Sears expense. The Settlement Administrator will review the calculation of the compensation to members of the Settlement Class and otherwise administer the Settlement.
        Continuation of extension of credit by Sears; credit reports. The Settlement provides that Sears will continue to extend credit to members of the Settlement Class who, at the time of the calculation of amounts payable to them, have an "open to buy" extension of credit, notwithstanding the voiding of reaffirmed debt amounts previously owed by such persons, it being understood that Sears will treat its relationship with such persons on the same basis as its relationship with its credit customers generally, including with respect to the maintenance and adjustment of "open to buy" levels, fees, charges and all other matters.
        In addition, the Settlement provides that Sears will undertake to determine if it has made any negative reports to credit bureaus or similar organizations on account of nonpayment by members of the Settlement Class (whether Identified Class Members or other class members who file Proofs of Claim as provided for in the Settlement) based on reaffirmed indebtedness, and will advise such bureaus or organizations to correct such reports.
        Waiver of Sears security interest. The Settlement provides that, with respect to all members of the Settlement Class, Sears will not seek to recover any of the goods sold by it in which Sears claimed a security interest prior to such person's bankruptcy filing, and will in all respects treat such security interest as waived.
        Revision of Sears policies and procedures. Class counsel have reviewed and shall continue to review the revision of Sears policies and procedures regarding reaffirmation agreements already implemented and to be implemented by Sears pursuant to the recommendations of Professor King, and shall consult with Professor King as to such matters.
        Western Auto. Members of the Settlement Class who executed reaffirmation agreements with Western Auto will be entitled to compensation on the same terms as other members of the Settlement Class who are not Identified Class Members.

                         SCOPE OF PROPOSED DISMISSAL
                         OF THE ACTIONS AND RELEASE
                 OF SEARS, WESTERN AUTO AND RELATED PERSONS

        Pursuant to the proposed Settlement, plaintiffs in the Action have agreed to dismiss, release and discharge the Settled Claims (as defined below) against Sears, Western Auto and the Related Persons (as defined below) on behalf of themselves and on behalf of the Settlement Class.
Thus, the Stipulation of Settlement provides that, if the Settlement is approved by the Courts, all claims, rights and causes of action, damages, losses and demands of any nature whatsoever, state or federal, including but not limited to claims arising under the U.S. Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, or any state or federal law regarding consumer or debtor fraud or unfair or deceptive trade practices, or otherwise (and including but not limited to whether for compensatory damages, consequential damages, restitution, punitive damages, contempt, sanctions, penalties, injunctive relief, declaratory relief, or otherwise), whether known or unknown, that are, could have been or might in the future be asserted by any of the plaintiffs or any member of the Settlement Class, whether directly, representatively or in any other capacity, against Sears (or Western Auto) and any of their present and former officers, directors, shareholders, employees, accountants, representatives, attorneys, subsidiaries, affiliated companies, divisions, successors, heirs, agents and assigns (the "Released Persons"), in connection with or that arise out of Sears (or Western Auto) obtaining of a reaffirmation agreement from a member of the Settlement Class, the nonfiling of any such agreement with the appropriate bankruptcy court, the solicitation or billing of or collecting under or any steps to enforce any such unfiled agreement (or any filed reaffirmation agreement that was subsequently disapproved or rejected by the bankruptcy court (or that was not approved by such court where approval was required for the enforceability of such agreement) or that was subsequently rescinded by the debtor), or any communications, representations or omissions by or on behalf of Sears or Western Auto with respect to any of the foregoing, or any acts, facts, transactions or occurrences, alleged or otherwise asserted or that could have been asserted in either of the Actions (all of which are hereinafter referred to as the "Settled Claims"), shall be compromised, settled, released and discharged with prejudice.

                        NOTICE OF SETTLEMENT HEARINGS

        NOTICE IS HEREBY GIVEN that hearings have been scheduled in the Courts, on __________, 1997, at __.m., in the U.S. Bankruptcy Court, Federal Office Building, 10 Causeway Street, Boston, Massachusetts 02222, and on _________, 1997, at __.m. in the U.S. District Court, J. W. McCormack P.O. and Courthouse, Boston, Massachusetts 02109, respectively, for the purposes of: (a) determining whether the proposed Settlement of the Actions is fair, reasonable and adequate, and should be approved by the Courts, and whether judgment should be entered thereon; and (b) considering such other matters as may properly come before the Courts in connection with the hearings, which may include an application by class counsel for an award of attorneys' fees and expenses and reimbursement of expenses (see "Attorneys' Fees and Expenses" below).
        Each of the Courts has reserved the right to adjourn the hearing before it or any adjournment thereof, without further notice to members of the Settlement Class other than by announcement at the hearing or any adjournment thereof.
        If the Settlement (including any modification thereto made with the consent of the parties as provided for in the Stipulation) is approved by the Courts following the hearings, the parties will jointly request the Courts each to enter an Order and Final Judgment ("Final Order"), among other things: (a) approving the Settlement as fair, reasonable and adequate and directing consummation of the Settlement in accordance with its terms and provisions; (b) dismissing the Bankruptcy Court Action and the District Court Action as to Sears (and Western Auto) with prejudice as against all plaintiffs and all members of the Settlement Class, without costs except as therein provided, such dismissal to be subject only to compliance by the parties with the terms and conditions of the Stipulation and any order of the Courts with reference to the Stipulation of Settlement; (c) permanently barring and enjoining the institution or prosecution by plaintiffs or any member of the Settlement Class, either directly or in any other capacity, of any action asserting claims that are Settled Claims; (d) releasing and discharging, on behalf of the Settlement Class and the plaintiffs, the Released Persons from all Settled Claims;
(e) reserving continuing and exclusive jurisdiction over implementation of the Settlement, and over enforcement, construction and interpretation of the Stipulation; and (f) awarding attorneys' fees and expenses to class counsel if application therefor has been made, or reserving jurisdiction with respect thereto.

                         RIGHT TO REQUEST EXCLUSION

        All members of the Settlement Class have the option of excluding themselves from the Settlement Class by mailing a timely and valid Request for Exclusion postmarked not later than __________, 1997, [twenty (20) days prior to the first settlement hearing] addressed to Sears Personal Bankruptcy Debtor Class Litigation, P.O. Box _____, Boston, Massachusetts ________. A Request for Exclusion must set forth the following information with respect to the person requesting exclusion: name; address; social security number or taxpayer identification number. All Requests for Exclusion must be signed by or on behalf of the person so requesting exclusion.
        If a Request for Exclusion does not include all of the foregoing information, it shall not be a valid Request for Exclusion and the person filing an invalid Request for Exclusion shall be a member of the Settlement Class. In addition, members of the Settlement Class requesting exclusion are requested to provide the year of the individual's bankruptcy filing, the bankruptcy court in which the filing was made and the amount of indebtedness to Sears that the individual reaffirmed, although the failure to provide such information shall not affect the validity of the Request for Exclusion.
        All persons who properly submit valid Requests for Exclusion from the Settlement Class shall not be members of the Settlement Class and shall have no rights with respect to the Settlement and no interest in the Settlement. As set forth above, the Settlement provides for the release and discharge as to members of the Settlement Class of the Settled Claims as against Sears, Western Auto and the other Released Person. By submitting a valid Request for Exclusion, a member of the Settlement Class will not be precluded from individually seeking to pursue any of the Settled Claims at his or her own expense.

                               RIGHT TO APPEAR

        Any person who has not requested exclusion from the Settlement Class who objects to the Settlement, the judgment to be entered thereon, or the award of attorneys' fees and expenses to plaintiffs' counsel, or who otherwise wishes to be heard, may appear in person or by his attorney at the settlement hearings and present any evidence or argument that may be proper and relevant. However, no such person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be received and considered by either of the Courts (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), unless no later than twenty (20) days prior to the hearing, such persons shall file with the Court (a) a notice of intention to appear; (b) a detailed statement of such person's specific objections to any matter before the Court; (c) proof of membership in the Settlement Class; and (d) the grounds for such objections and any reasons why such person desires to appear and to be heard, as well as all documents or writings which such person desires this Court to consider. Such documents shall be served upon the following counsel prior to filing such documents with the Court:
                 John Roddy
                 Frederic D. Grant, Jr.
                 GRANT & RODDY
                 44 School Street
                 Boston, MA  02108

                 Daniel A. Edelman
                 EDELMAN & COMBS
                 135 South LaSalle Street
                 Suite 2040
                 Chicago, IL  60603

                 Christopher M. Lefebvre
                 LAW OFFICES OF CLAUDE LEFEBVRE
                 Two Dexter Street
                 Pawtucket, RI  02860

                 On Behalf of All Plaintiffs

                 Mark N. Polebaum
                 Stephen H. Oleskey
                 Paul P. Daley
                 HALE AND DORR LLP
                 60 State Street
                 Boston, MA  02109

                 Theodore N. Mirvis
                 WACHTELL, LIPTON, ROSEN & KATZ
                 51 West 52nd Street
                 New York, NY  10019

                 On Behalf of Defendants
                 Sears, Roebuck and Co. and
                 Western Auto Supply Company

Any person who fails to object in the manner prescribed above shall be deemed to have waived his or her objections and shall forever be barred from making any such objections in the Actions or in any other action or proceeding. In light of the scheduling of the settlement hearings in each of the Courts, persons who wish to file objections should do so in both of the Courts.
        In its Hearing Order scheduling the hearing before it, the District Court has ordered that, pending decision by the Courts on whether to approve the Settlement, each member of the Settlement Class is barred and enjoined from instituting or prosecuting any action in state or federal court against Sears or Western Auto or any of their present or former officers, directors, shareholders, employees, accountants, attorneys, representatives, subsidiaries, affiliated companies, divisions, successors, heirs, agents and assigns, which assert claims that are Settled Claims that would be released and discharged upon approval of the Settlement.

                               FINALITY OF AND
                        CONDITIONS TO THE SETTLEMENT

        The Stipulation provides that the approval by the Courts of the Settlement will be considered final, and the Settlement will be considered final (and Sears obligations thereunder will arise), either (a) upon the entry by the Courts of the Final Order and when the applicable period for the appeal of such Final Orders shall each have expired without an appeal having been filed; or (b) if an appeal is taken, upon entry of an order affirming the Final Order and when the applicable period for the appeal of such affirmance of the Final Order shall have expired without an appeal having been filed, or upon entry of any stipulation dismissing any such appeal with no right of further prosecution of the appeal; or (c) if an appeal is taken from any decision affirming the Final Order, upon entry of an order in such appeal finally affirming the Final Order without right of further appeal or upon entry of any stipulation dismissing any such appeal with no right of further prosecution of the appeal. None of the obligations of Sears pursuant to the Settlement shall become effective until the Settlement becomes final. Notwithstanding the above, Sears shall have the option to declare the Settlement effective and final upon approval by the District Court (whether or not then approved by the Bankruptcy Court) or upon such approval having been finally affirmed on appeal or no appeal therefrom having been taken within the applicable time period limiting the taking of such an appeal.

                        ATTORNEYS' FEES AND EXPENSES
        Provided that judicial approval of the Settlement has been obtained, class counsel intend to jointly apply for court approval of an award of attorneys' fees, plus reimbursement of expenses (including experts' fees). As an additional benefit to the Settlement Class, any attorneys' fees and expenses awarded to class counsel will be paid by Sears and will not diminish the benefits of the Settlement to the class. Class counsel's application for attorneys' fees and expenses may be made, at the option of class counsel, at or subsequent to the settlement hearings.
        The Stipulation also provides that Sears will pay the costs of all notices and settlement administration.

                            SCOPE OF THIS NOTICE
                           AND FURTHER INFORMATION

        The foregoing description of the Actions, the terms of the Settlement and other matters described herein are only summaries. For the full details of the Actions and the terms and conditions of the Settlement, you are referred to the Stipulation of Settlement, and the pleadings and the other documents on file with the Courts in the Actions. These documents may be examined by you or your attorney during regular business hours of each business day at the office of the Clerk of the Courts, at the U.S. Bankruptcy Court, 10 Causeway Street, Boston, Massachusetts 02222 (for the Bankruptcy Court Action), and the J. W. McCormack P.O. and Courthouse, Boston, Massachusetts 02109 (for the District Court Action). In addition, any questions or communications concerning the Settlement may be directed to the Settlement Administrator at 1-800-___-____ (toll-free).

PLEASE DO NOT CONTACT THE COURTS FOR INFORMATION.

Dated:  Boston, Massachusetts
                 _____________, 1997 [date of initial mailing of Notice]


                                           By orders of the United States
Bankruptcy
                                           Court for the District of
Massachusetts,
                                           Eastern Division, and of the
United States
                                           District Court for the District
of Massachusetts.



Exhibit D


SUMMARY NOTICE OF CLASS ACTION
DETERMINATION, PROPOSED SETTLEMENT
OF CLASS ACTIONS AND SETTLEMENT HEARINGS


TO:ALL INDIVIDUALS WHO PREVIOUSLY FILED FOR PERSONAL BANKRUPTCY AND ENTERED INTO REAFFIRMATION AGREEMENTS WITH SEARS, ROEBUCK AND CO.
(OR WESTERN AUTO SUPPLY COMPANY)

This summary notice relates to the proposed settlement, subject to court approval, of nationwide class action litigation on behalf of a class (the "Settlement Class") of individual bankruptcy debtors who entered into reaffirmation agreements with Sears, Roebuck and Co. (or Sears subsidiary, Western Auto Supply Company), that were not filed with the bankruptcy courts (or were filed but subsequently disapproved by those courts or rescinded by the debtor, or were filed but not approved by the court where approval was necessary to the enforceability of the agreement). A reaffirmation agreement is an agreement by which an individual who has filed for personal bankruptcy under the U.S. Bankruptcy Code agrees nonetheless to repay, in whole or in part, indebtedness to a creditor (such as Sears) that the individual debtor incurred before his or her bankruptcy.

                 If you previously filed for personal bankruptcy and entered into a reaffirmation agreement with Sears (or Western Auto), you may be a member of the Settlement Class covered by the proposed settlement which will effect your rights, and this notice accordingly applies to you.
                 A description of the settlement, its background and additional information is contained in the printed Notice of Pending Class Actions, Class Action Determination, Proposed Settlement of Class Actions, Settlement Hearings, and Right to Appear. IF YOU HAVE NOT RECEIVED A COPY OF THE PRINTED NOTICE IN THE MAIL, YOU MAY REQUEST THAT A COPY BE MAILED TO YOU BY CALLING 1-800-___-____ (TOLL-FREE). You will then be mailed a copy of the printed Notice together with a form of Proof of Claim that may apply to you, with instructions, at no cost to you.
PLEASE DO NOT CONTACT THE COURTS FOR INFORMATION.
                 The litigations proposed to be settled are entitled Douglas O. Brioso v. Sears, Roebuck and Co., Adversary Proceeding No. 97-1222-CJK, consolidated with Antonia Caldas v. Sears, Roebuck and Co., Adversary Proceeding No. 97-1229-CJK, pending in the U.S. Bankruptcy Court, District of Massachusetts, Eastern Division, and David Conley v. Sears, Roebuck and Co., Civil No. 97-11149-PBS, pending in the U.S. District Court, District of Massachusetts.
                 YOU ARE HEREBY NOTIFIED, pursuant to Rule 23 of the Federal Rules of Civil Procedure, that hearings have been scheduled in these courts on ________________, 1997, at ____ _.m., in the U.S.
Bankruptcy Court, Federal Office Building, 10 Causeway Street, Boston, Massachusetts 02222, and on ________________, 1997, at ____ _.m., in the
U.S. District Court, J.W. McCormack P.O. and Courthouse, Boston, Massachusetts 02109, respectively, for the purposes of: (a) determining whether the proposed settlement of the actions, on a national class-wide basis, is fair, reasonable and adequate, and should be approved by the courts, and whether judgment should be entered thereon; and (b) considering such other matters as may properly come before the courts in connection with the hearings, which may include an application by class counsel for an award of attorneys' fees and reimbursement of expenses. Each of the courts may adjourn the hearings, or any adjournment thereof, without further notice to members of the class other than by announcement at the hearing or any adjournment thereof. If you are a member of the Settlement Class, you may be entitled to monetary benefits pursuant to the settlement if it is judicially approved.
                 You may request to be excluded from the Settlement Class by mailing a written request for exclusion postmarked no later than ______ [20 days prior to the first hearing] to Sears Personal Bankruptcy Debtor Class Litigation, P.O. Box ___, Boston, Massachusetts ______. As is further explained in the printed Notice, any requests for exclusion must state your name, address, and social security number or taxpayer identification number. Any Settlement Class member who requests exclusion will not be entitled to share in the benefits of the proposed settlement and will not be bound by any judgment entered in the litigation affecting the Settlement Class. If you elect to be excluded from the Settlement Class, you may pursue, at your own expense, whatever legal rights you may have on an individual basis. As is also described in the printed Notice, any member of the Settlement Class who has not requested exclusion and who objects to the proposed Settlement may appear in person or by his or her attorney at the hearings and present any evidence or argument that may be proper or relevant, by following the procedures set forth in the Notice. Such objections are required to be served and filed no later than _______________, 1997 [20 days prior to the first hearing].


Exhibit E


                                NOTICE INSERT

                        [for inclusion in statements
                           being mailed by Sears]
        NOTICE:  If you previously filed for personal bankruptcy under
Chapter 7 and entered into a reaffirmation agreement with Sears, you may be a member of a Settlement Class in a proposed class action settlement. For information, please call 1-800-____-______.

Exhibit F

                                WESTERN AUTO
                                NOTICE INSERT
        NOTICE: If you previously filed for personal bankruptcy under Chapter 7 and entered into a reaffirmation agreement with Western Auto, you may be a member of a Settlement Class in a proposed class action settlement. For information, please call 1-800-____-______.